iShares®, Inc.

Statement of Additional Information

Dated January 1, 2004

(as revised October 28, 2004)

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the current Prospectus (the “Prospectus”) for the following Funds of iShares, Inc. (the “Company”) as such Prospectus may be revised or supplemented from time to time:

iShares MSCI Australia Index Fund	iShares MSCI Malaysia Index Fund
iShares MSCI Austria Index Fund	iShares MSCI Mexico Index Fund
iShares MSCI Belgium Index Fund	iShares MSCI Netherlands Index Fund
iShares MSCI Brazil Index Fund	iShares MSCI Pacific ex-Japan Index Fund
iShares MSCI Canada Index Fund	iShares MSCI Singapore Index Fund
iShares MSCI Emerging Markets
Index Fund	iShares MSCI South Africa Index Fund
iShares MSCI EMU Index Fund	iShares MSCI South Korea Index Fund
iShares MSCI France Index Fund	iShares MSCI Spain Index Fund
iShares MSCI Germany Index Fund	iShares MSCI Sweden Index Fund
iShares MSCI Hong Kong Index Fund	iShares MSCI Switzerland Index Fund
iShares MSCI Italy Index Fund	iShares MSCI Taiwan Index Fund
iShares MSCI Japan Index Fund	iShares MSCI United Kingdom Index Fund

The current Prospectus for the various iShares, Inc. Funds is as of January 1, 2004 (as revised July 1, 2004). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Reports for the above listed Funds for the fiscal year ended August 31, 2003 are incorporated by reference into and deemed to be part of this SAI. A copy of the Prospectus may be obtained without charge by writing to the Company’s distributor, SEI Investments Distribution Co. (“SEI” or the “Distributor”), at 1 Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares or visiting www.ishares.com. iShares is a registered trademark of Barclays Global Investors, N.A.

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GENERAL INFORMATION

The Company was organized as a Maryland corporation on August 31, 1994, and is an open-end management investment company currently operating 24 separate investment portfolios or “Funds.” The following seventeen Funds have an inception date of March 12, 1996: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia Index Fund, the iShares MSCI Mexico Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Singapore Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund and the iShares MSCI United Kingdom Index Fund. The iShares MSCI Brazil Index Fund, iShares MSCI Emerging Markets Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI Pacific ex-Japan Index Fund, the iShares MSCI South Africa Index Fund, the iShares MSCI South Korea Index Fund and the iShares MSCI Taiwan Index Fund have an inception date of July 10, 2000, April 7, 2003, July 25, 2000, October 25, 2001, February 3, 2003, May 9, 2000, June 20, 2000, respectively. The Board of Directors (the “Board” or the “Directors”) of the Company may authorize additional Funds in the future.

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”). Each Fund is managed by Barclays Global Fund Advisors (“BGFA”), a subsidiary of Barclays Global Investors, N.A. (“BGI”).

Unless otherwise specified, all references in this SAI to “dollars,” “USD,” “US$” or “$” are to U.S. Dollars, all references to “AUD,” or “A$” are to Australian Dollars, all references to “ATS” are to Austrian Schillings, all references to “BEF” are to Belgian Francs, all references to “BRL” are to Brazilian Reals, all references to “CAD” or “CA$” are to Canadian Dollars, all references to “EUR” are to Euros, all references to “FRF” or “FF” are to French Francs, all references to “DEM” or “DM” are to the German Deutsche Mark, all references to “HKD” or “HK$” are to Hong Kong Dollars, all references to “ITL” or “LL” are to Italian Lira, all references to “JPY” or “Y” are to Japanese Yen, all references to “KRW” are to Korean Wons, all references to “MYR” are to Malaysian Ringgits, all references to “MXN” are to Mexican Pesos, all references to “NLG” are to Netherlands Guilders, all references to “SGD” are to Singapore Dollars, all references to “ESP” are to Spanish Pesetas, all references to “SEK” are to Swedish Krona, all references to “CHF” are to Swiss Francs, all references to “TWD” are to New Taiwan Dollars, all references to “GBP,” “(pound)” or “L” are to British Pounds Sterling and all references to “ZAR” are to South African Rand. On October 31, 2003, the 4:00 p.m. buying rates in New York City for cable transfers payable in the applicable currency, as certified for customs purposes by the Federal Reserve Bank of New York, were as follows for each US$1.00: AUD 1.42, ATS 11.84, BEF 34.71, BRL 2.85, CAD 1.32, EUR 0.86, FRF 5.64, DEM 1.68, HKD 7.77, ITL 1,666.04, JPY 109.03, KRW 1,183.50, MYR 3.80, MXN 11.06, NLG 1.90, NZD 1.64, SGD 1.74, ESP 143.16, SEK 7.78, CHF 1.33, TWD 33.93, GBP 0.59 and ZAR 6.91. Some numbers in this SAI have been rounded. All U.S. Dollar equivalents provided in this SAI are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

EXCHANGE LISTING AND TRADING

iShares of each of the Company’s Funds are listed for trading on the American Stock Exchange (the “AMEX”) and trade throughout the day on the AMEX and other secondary markets. iShares of certain of the Company’s Funds may be traded from time to time on U.S. national securities exchanges other than the AMEX. In addition, the iShares MSCI Malaysia Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Korea Index Fund, and the iShares MSCI Taiwan Index Fund are traded on certain foreign exchanges. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of iShares of any Fund will continue to be met. The AMEX may, but is not required to, remove the iShares of a Fund from listing if (1) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the iShares for 30 or more consecutive trading days, (2) the value of the Underlying Index on which that Fund is based is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will remove the iShares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide current iShares pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated “indicative optimized portfolio value” (“IOPV”) for each Fund as calculated by an information provider, such as Bloomberg, L.P (“Bloomberg”). The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of the IOPVs. An IOPV for each Fund is disseminated every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. Eastern time.

An IOPV has an equity securities value component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the applicable Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the applicable Fund at a particular point in time, because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during AMEX trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day. It is possible that the value of the portfolio of securities held by a particular Fund may diverge from the applicable IOPV during any trading day. In such a case, the IOPV would not precisely reflect the value of the Fund’s portfolio. In addition, the foreign exchange rate used in computing NAV of a Fund may differ materially from that used by Bloomberg.

The equity securities included in the IOPV for a Fund reflect the same market capitalization weighting as the Deposit Securities of the particular Fund. In addition to the equity component described in the preceding paragraph, the IOPV for each Fund includes a cash component consisting of estimated accrued dividend and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable home foreign currency. For the iShares MSCI Australia Index, iShares MSCI Hong Kong Index, iShares MSCI Japan Index, iShares MSCI Malaysia Index, iShares MSCI Pacific ex-Japan, iShares MSCI Singapore Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, there is no overlap in trading hours between the foreign market and the AMEX. Therefore, for each of those Funds, Bloomberg utilizes closing prices (in applicable foreign currency prices) in the foreign market for securities in the Fund’s portfolio, and converts the price to U.S. Dollars. This value is updated every 15 seconds during AMEX trading hours to reflect changes in currency exchange rates between the U.S. Dollar and the applicable foreign currency. For Funds that have trading hours overlapping regular AMEX trading hours, Bloomberg updates the applicable IOPV every 15 seconds to reflect price changes in the principal foreign market, and converts those prices into U.S. Dollars based on the current currency exchange rate. When the foreign market is closed but the AMEX is open, the IOPV is updated every 15 seconds to reflect changes in currency exchange rates after the foreign market closes.

INVESTMENT STRATEGIES AND RISKS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

Concentration and Lack of Diversification of Certain Funds. Each Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its iShares to greater price volatility than that experienced by more diversified investment companies.

In addition, both diversified and non-diversified Funds may concentrate their investments in a particular industry or group of industries, as noted in the description of such Fund. The securities of issuers in particular industries may dominate the Underlying Index of such a Fund and consequently the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its iShares to greater price volatility than that experienced by less concentrated investment companies.

Each Fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

Lending Portfolio Securities. Pursuant to guidelines approved by the Board, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the U.S., organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Funds’ securities lending agent considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the applicable Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

BGI acts as securities lending agent for the Funds, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the Securities and Exchange Commission (the “SEC”), BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Funds have also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

Repurchase Agreements. Each Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should a Fund enter into a repurchase agreement, each such Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose each Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which each Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund’s assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. No Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of the Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BGFA received an exemptive order from the SEC that permits the funds it manages, including the Funds of the Company, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

Foreign Securities. Each Fund may purchase publicly traded common stocks of foreign corporations. Each Fund’s investment in common stock of foreign corporations represented in the Underlying Indices may also be in the form of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Investment Companies, REITs. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts to the extent allowed by law. Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. Each Fund may invest its assets in securities of money market funds advised by BGFA or otherwise affiliated with such Fund. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the MSCI Emerging Markets Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund’s assets invested in shares of other iShares Funds.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Short-Term Instruments and Temporary Investments. Each Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”); (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days that are rated in accordance with Rule 2a-7; (v) repurchase agreements; and (vi) short-term, U.S. Dollar-denominated obligations of foreign banks (including U.S. branches).

Futures and Options. Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts, options and options on futures contracts will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. The Funds intend to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Company, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing options is unlimited.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Company’s custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Non-U.S. Equity Portfolios. An investment in iShares involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

PROXY VOTING POLICY

The Company has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment advisor to each Fund. The Company has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. Therefore, the remainder of this section discusses BGFA’s proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having any influence on BGFA’s proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii)

provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary’s instructions.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on or around August 1, 2004 (i) without charge, upon request, by calling 1-800-iShares or through the Fund’s website at www.iShares.com: and (ii) on the SEC’s website at www.sec.gov.

INVESTMENTS IN SUBJECT EQUITY MARKETS

Brief descriptions of the equity markets in which the respective Fund are invested are provided below.

Country Specific Information

The Australian Equity Markets

General Background. Trading shares has taken place in Australia since 1828, but did not become significant until the latter half of the nineteenth century when there was strong demand for equity capital to support the growth of mining activities. A stock market was first formed in Melbourne in 1865. In 1885, the Melbourne market became The Stock Exchange of Melbourne, in which form it has remained until recently. Other stock exchanges were also established in Sydney (1871), Brisbane (1884), Adelaide (1887), Hobart (1891) and Perth (1891). In 1937, the six capital city stock exchanges established the Australian Associated Stock Exchanges (the “AASE”) to represent them at a national level. In 1987, the regional exchanges merged to create the single entity—The Australian Stock Exchange (the “ASX”). Trading is done via a computer link-up called “SEATS.” SEATS enables all exchanges to quote uniform prices. All the exchanges are members of the ASX and are subject to the Securities Industry Act, which regulates the major aspects of stock exchange operations. Although there are stock exchanges in all six states, the Melbourne and Sydney Stock Exchanges are the major centers, covering 90% of all trades.

Reporting, Accounting and Auditing. Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Australian equity markets was approximately US$496 billion as of September 30, 2003.

Chief Industries. Australia’s chief industries are mining, industrial and transportation equipment, food processing, chemicals, and steel.

Chief Imports. Australia’s chief imports consist of machinery and transport equipment, computers and office machines, telecommunication equipment and parts, crude oil, and petroleum products.

Chief Exports. Australia’s chief exports consist of coal, gold, meat, wool, aluminum, iron ore, wheat, machinery, and transport equipment.

Gross Domestic Product (“GDP”). Australia’s GDP annual percent change was 3.0% for the year ended September 30, 2003.

Consumer Price Inflation (“CPI”). Australia’s CPI annual percent change was 2.6% for the year ended September 30, 2003.

Unemployment Rate. Australia’s unemployment rate was 6.0% for the year ended September 30, 2003.

The Austrian Equity Markets

General Background. Relative to international standards, the Vienna stock market is small in terms of total capitalization and yearly turnover. The Vienna Stock Exchange (the “VSE”) is one of the oldest in the world and was founded in 1771 as a state institution to provide a market for state-issued bonds, as well as for exchange transactions. The Stock Exchange Act of 1875 (the “Act”) established the VSE as an autonomous institution. The Act is still in force, placing control and administration of the exchange in the hands of the Borsekammer (Board of Governors), chosen from among the members of the exchange. The Borsekammer consists of 25 individuals with the title of Borserat (stock exchange councillor). Some are elected by members and some are designated by organizations of the securities industry for a period of five years. The councillors must be members of the exchange and they elect from amongst themselves a President and three Vice Presidents. Shares account for about 80% and investment fund certificates for about 20% of total listed securities on the VSE. Business of the exchange can be transacted only by members. Almost all the credit institutions in Vienna, some in the Austrian provinces and the joint stock banks are represented on the stock exchange, as well as the private banks, savings banks and other credit institutions. Certain securities which do not have an official listing may be dealt in on the floor of the stock exchange with permission of the management. This unlisted trading is the main activity of the free brokers (Frei Makeler).

Reporting, Accounting and Auditing. Austrian reporting, accounting and auditing standards differ from U.S. standards. In general, Austrian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Austrian equity markets was approximately US$46 billion as of September 30, 2003.

Chief Industries. Austria’s chief industries are construction, machinery, vehicles and parts, food, chemicals, lumber and wood processing, paper and paperboard, communications equipment, and tourism.

Chief Imports. Austria’s chief imports consist of machinery and equipment, motor vehicles, chemicals, metal goods, oil and oil products, and foodstuffs.

Chief Exports. Austria’s chief exports consist of machinery and equipment, motor vehicles and parts, paper and paperboard, metal goods, chemicals, iron and steel, textiles, and foodstuffs.

Gross Domestic Product. Austria’s GDP annual percent change was 0% for the year ended September 30, 2003.

Consumer Price Inflation. Austria’s CPI annual percent change was 1.4% for the year ended September 30, 2003.

Unemployment Rate. Austria’s unemployment rate was 4.5% for the year ended September 30, 2003.

The Belgian Equity Markets

General Background. The Brussels Stock Exchange (the “BSE”) was founded by Napoleonic decree in 1801. Since January 1, 1991 the BSE has been officially organized as the “Societe de la Bourse de Valeurs Mobileres de Bruxelles” (the “SBVM”) the shareholders of which are Belgian securities houses. The law of December 4, 1990 on financial operations and markets terminated the monopoly of the individual brokers. Now only securities houses are allowed to carry out stock exchange orders. Brokers, banks, brokerage firms and insurance companies can participate in the capital of a securities house. Its management is composed of a majority of qualified people bearing the title of stockbroker. The Banking and Finance Commission was granted the power to approve securities houses by this law. The Board of Directors of the SBVM, the Stock Exchange Committee organizes and supervises the different markets and ensures market transparency. The Stock Exchange Committee also admits or dismisses brokerage firms and ensures compliance with all regulations. The Stock Exchange Committee is also in charge of the admission to listing and suspension of listing. On the Brussels Stock Exchange equities are traded on three different markets: the Official Market, which includes a Cash and a Forward Market, the Second Market and an “Over the Counter Market.”

Reporting, Accounting and Auditing. Belgian reporting, accounting and auditing standards differ substantially from U.S. standards. In general Belgian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Belgian equity markets was approximately US$112 billion as of September 30, 2003.

Chief Industries. Belgium’s chief industries are engineering and metal products, motor vehicle assembly, processed food and beverages, chemicals, basic metals, textiles, glass, petroleum, and coal.

Chief Imports. Belgium’s chief imports consist of machinery and equipment, chemicals, metals and metal products.

Chief Exports. Belgium’s chief exports consist of machinery and equipment, chemicals, diamonds, and metals and metal products.

Gross Domestic Product. Belgium’s GDP annual percent change was 0.8% for the year ended September 30, 2003.

Consumer Price Inflation. Belgium’s CPI annual percent change was 1.8% for the year ended September 30, 2003.

Unemployment Rate. Belgium’s unemployment rate was 8.0% for the year ended September 30, 2003.

The Brazilian Equity Markets

General Background. There are nine stock exchanges in Brazil. The Rio de Janeiro exchange, or BVRJ (Bolsa de Valores de Rio de Janeiro) is the oldest, but is overshadowed by the Sao Paulo exchange, called Bovespa (Bolsa de Valores de Sao Paulo), which is the largest and accounts for about 90% of trading activity. The over-the-counter market (Mercado de Balcao) trades non-listed equities. Government securities, corporate bonds, and money market instruments are traded on the open market. The Bolsa Mercdorias e de Futuros (the “BM&F”), in Sao Paulo, is Brazil’s futures exchange. It is the third largest derivatives exchange in the world in contract volume. Options on the futures also are traded, but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council, or CMN (Conselho Monetario Nacional); the Central Bank (Banco Central do Brasil), and the Securities Commission, or CVM (Comissao de Valores Mobiliarios).

Reporting, Accounting and Auditing. Brazilian reporting, auditing and accounting standards differ from U.S. standards. In general, Brazilian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Brazilian equity markets was approximately US$182 billion as of September 30, 2003.

Chief Industries. Brazil’s chief industries are textiles, shoes, chemicals, cement, lumber, iron ore, tin, steel, aircraft, motor vehicles and parts, other machinery, and equipment.

Chief Imports. Brazil’s chief imports consist of machinery and equipment, chemical products, oil, electricity, autos, and auto parts.

Chief Exports. Brazil’s chief exports consist of manufactures, iron ore, soybeans, footwear, coffee, and autos.

Gross Domestic Product. Brazil’s GDP annual percent change was -1.4% for the year ended September 30, 2003.

Consumer Price Inflation. Brazil’s CPI annual percent change was 12.3% for the year ended September 30, 2003.

Unemployment Rate. Brazil’s unemployment rate was 12.9% for the year ended September 30, 2003.

The Canadian Equity Markets

General Background. The first Canadian stock exchange appeared in the 1870s. Today, Canada is the world’s fourth largest public equity market by trading volume and the fifth largest by market capitalization. There are five stock exchanges across Canada, located in Toronto, Montreal, Vancouver, Calgary and Winnipeg. Of these, the Toronto Stock Exchange is the largest, accounting for almost 80% of Canadian trading volumes. Measured by the value of shares traded, the Toronto Stock Exchange is the second largest organized securities exchange in North America and among the ten largest in the world.

Reporting, Accounting and Auditing. According to the SEC in one of the proposing releases relating to the Multijurisdictional Disclosure System, Canadian reporting, accounting and auditing practices are closer to U.S. standards than those of any other foreign jurisdiction. Every issuer that qualifies an offering of securities for distribution in Canada becomes subject to periodic disclosure requirements. Authoritative accounting and auditing standards, which are uniform across Canada, are developed by a national body, the Canadian Institute of Chartered Accountants (the “CICA”). Although promulgated auditing standards in Canada differ from U.S. standards in some respects, generally accepted practices in Canada routinely encompass all significant auditing procedures required by U.S. standards. Further, CICA periodically evaluates new auditing standards adopted by the American Institute of Certified Public Accountants, CICA’s U.S. counterpart, to determine whether similar guidelines may be appropriate for Canadian auditors. Canadian GAAP are similar to their U.S. counterparts, although there are some differences in measurement and disclosure.

Size of Equity Markets. The total market capitalization of the Canadian markets was approximately US$771 billion as of September 30, 2003.

Chief Industries. Canada’s chief industries are transportation equipment, chemicals, processed and unprocessed minerals, food products, wood and paper products, fish products, petroleum, and natural gas.

Chief Imports. Canada’s chief imports consist of machinery and equipment, motor vehicles and parts, crude oil, chemicals, electricity, and durable consumer goods.

Chief Exports. Canada’s chief exports consist of motor vehicles and parts, industrial machinery, aircraft, telecommunications equipment, chemicals, plastics, fertilizers, wood pulp, timber, crude petroleum, natural gas, electricity, and aluminum.

Gross Domestic Product. Canada’s GDP annual percent change was 0.8% for the year ended September 30, 2003.

Consumer Price Inflation. Canada’s CPI annual percent change was 2.2% for the year ended September 30, 2003.

Unemployment Rate. Canada’s unemployment rate was 7.6% for the year ended September 30, 2003.

Emerging Markets Countries

The iShares MSCI Emerging Markets Index Fund invests in equity securities from the following 26 emerging market countries: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, South Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. Currently, South Korea, South Africa, Taiwan, Mexico and Brazil are the largest countries, in terms of capitalization weight in the Index. The equity markets for South Korea, South Africa, Taiwan, Mexico and Brazil are described herein.

The EMU Equity Markets

The EMU equity markets are comprised of the equity markets from the following twelve countries, which are participating in the European Economic and Monetary Union, or “EMU”: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The MSCI EMU Index is currently comprised of companies from eleven of these EMU countries (i.e., all of the EMU countries except Luxembourg).

General Background. Following is a general background description of the equities market of each country included in the MSCI EMU Index for which there is no iShares MSCI Index Fund.

Reporting, Accounting and Auditing. Reporting, accounting and auditing standards in the nations of the EMU differ from U.S. standards. In general, corporations in the EMU do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the combined equity markets of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain was approximately US$4,000 billion as of September 30, 2003.

Finland. Organized securities trading has existed in Finland since the 1860s, but it was 1912 before a formal exchange, the Helsinki Arvopaperiporssi, was founded. Since then there have been few changes in the rules governing trading in Finland. In October 1984, the management of the stock exchange in Helsinki was vested in a newly formed co-operative. That form of corporation was chosen because Finnish legislation covering cooperatives does not limit the number of members or the amount of capital. As a result, alone among the world’s stock exchanges, the Arvopaperiporssi accepts as members all companies listed on its trading board and business organizations in addition to the bankers and brokers. Decision-making and administration with the organization are vested in the annual general meeting of the co-operative, which elects the board of administration and the board of directors to manage the daily running of the exchange.

The OTC List established in 1984 acquired an organized form in September 1985, when the Association of Securities Brokers approved the listing and regulations for the information requirements of listed companies. The brokers and brokerage firms have undertaken to act as market makers. Mainly medium-sized companies are traded on the OTC List. The OTC Market is based on an agreement between a company seeking access to the share market and a brokerage firm; both are subject to certain obligations.

Chief Industries. Finland’s chief industries are metal products, electronics, shipbuilding, pulp and paper, copper refining, foodstuffs, chemicals, textiles, and clothing.

Chief Imports. Finland’s chief imports consist of foodstuffs, petroleum and petroleum products, chemicals, transport equipment, iron and steel, machinery, textile yarn and fabrics, and grains.

Chief Exports. Finland’s chief exports consist of machinery and equipment, chemicals, metals, timber, paper, and pulp.

Gross Domestic Product. Finland’s GDP annual percent change was 0.8% for the year ended September 30, 2003.

Consumer Price Inflation. Finland’s CPI annual percent change was 0.7% for the year ended September 30, 2003.

Unemployment Rate. Finland’s unemployment rate was 8.9% for the year ended September 30, 2003.

Greece. The Athens Stock Exchange (the “ASE”) is a self-managed public institution, regulated by law. It is financed chiefly by annual listing fees paid by both equity and fixed-income issuers. Until 1987, the ASE had a relatively low activity market with occasional peaks. Activity exploded that year, with foreign purchases contributing to a 1,224% rise in traded share value.

Chief Industries. Greece’s chief industries are tourism, food and tobacco processing, textiles, chemicals, metal products; mining, and petroleum.

Chief Imports. Greece’s chief imports consist of machinery, transport equipment, fuels, and chemicals.

Chief Exports. Greece’s chief exports consist of food and beverages, manufactured goods, petroleum products, chemicals, and textiles.

Gross Domestic Product. Greece’s GDP annual percent change was 4.5% for the year ended September 30, 2003.

Consumer Price Inflation. Greece’s CPI annual percent change was 3.3% for the year ended September 30, 2003.

Unemployment Rate. Greece’s unemployment rate was 9.2% for the year ended September 30, 2003.

Ireland. The Irish Stock Exchange, founded in the 18/th/ century, is the second oldest in the world. Previously it operated as part of the International Stock Exchange of the United Kingdom and Republic of Ireland. On December 8, 1995, it split from the U.K. Stock Exchange to form the Irish Stock Exchange (the “ISE”). The new exchange is committed to maintaining standards equivalent to those of the London Stock Exchange (the “LSE”), subject to adjustments dictated by Irish Law. The ISE will sign a listing protocol with the LSE, under which the ISE will maintain equivalence with the LSE rules. Companies that were listed on both the Dublin and London exchanges may apply for dual primary listing, under which they will be regulated to the same standard by both exchanges. A set of procedures has been agreed with the LSE that will streamline companies’ dealing with the two exchanges.

Chief Industries. Ireland’s chief industries are food products, brewing, textiles, clothing; chemicals, pharmaceuticals, machinery, transportation equipment, glass and crystal, and software.

Chief Imports. Ireland’s chief imports consist of data processing equipment, other machinery and equipment, chemicals, petroleum and petroleum products, textiles, and clothing.

Chief Exports. Ireland’s chief exports consist of machinery and equipment, computers, chemicals, pharmaceuticals, live animals, and animal products.

Gross Domestic Product. Ireland’s GDP annual percent change was 2.1% for the year ended September 30, 2003.

Consumer Price Inflation. Ireland’s CPI annual percent change was 3.3% for the year ended September 30, 2003.

Unemployment Rate. Ireland’s unemployment rate was 4.7% for the year ended September 30, 2003.

Portugal. EU membership marked the start of a period that has seen dramatic growth in the scope and activity of the Portuguese stock market. The Lisbon Stock Exchange is divided into three markets, each with specific requirements regarding admission to listing and trading: (1) the official market, which was created on July 23, 1991; (2) the second market, created in January 1992, which is intended for trading securities that do not meet all the requirements for admission to the official market. The main purpose of this market is to allow access to the stock exchange for small and medium-sized companies; and (3) the unofficial market, created on October 22, 1991, is intended for trading securities that do not meet the requirements for the other two markets. Securities can be admitted to this market for a limited period of time.

In 1992, the Lisbon Stock Exchange was privatized. It is now under the management of the Lisbon Stock Exchange Association. Further, the Oporto Derivatives Exchange was established in June 1996, where five futures contracts are traded.

Chief Industries. Portugal’s chief industries are textiles and footwear, wood pulp, paper, and cork; metalworking, oil refining, chemicals, fish canning, wine, and tourism.

Chief Imports. Portugal’s chief imports consist of machinery and transport equipment, chemicals, petroleum, textiles, and agricultural products.

Chief Exports. Portugal’s chief exports consist of clothing and footwear, machinery, chemicals, cork and paper products, and hides.

Gross Domestic Product. Portugal’s GDP annual percent change was -2.3% for the year ended September 30, 2003.

Consumer Price Inflation. Portugal’s CPI annual percent change was 2.8% for the year ended September 30, 2003.

Unemployment Rate. Portugal’s unemployment rate was 7.4% for the year ended September 30, 2003.

The French Equity Markets

General Background. Trading of securities in France is subject to the monopoly of the Societe de Bourse, which replaced the individual agents de change in 1991 in order to increase the cohesion of the French equity market. All purchases or sales of equity securities in listed companies on any one of the French exchanges must be executed through the Societe de Bourse. There are three different markets on which French securities may be listed: (1) the official list (La Cote Officielle), comprised of equity securities of large French and foreign companies and most bond issues; (2) the second market (Le Second Marche), designed for the trading of equity securities of smaller companies; and (3) the “Hors-Cote” Market. Securities may only be traded on the official list and the second market after they have been admitted for the listing by the Conseil des Bourses de Valeurs (the “CBV”). By contrast, the Hors-Cote Market has no prerequisites to listing, and shares of otherwise unlisted companies may be freely traded there, once they have been introduced on the market by the Societe de Bourse. Although the Hors-Cote Market is frequently referred to as an over-the-counter market, this term is inaccurate in that, like the official list and the second market, it is supervised by Societes des Bourses Francaises and regulated by the CBV.

Although there are seven stock exchanges in France (located in Paris, Bordeaux, Lille, Lyon, Marseille, Nancy and Nantes), the Paris Stock Exchange handles more than 95% of transactions in the country. All bonds and shares, whether listed or unlisted, must be traded on one of the seven exchanges. Trading in most of the Paris exchange-listed stocks takes place through the computer order-driven trading system CAC, launched in 1988. French market capitalization constitutes approximately 30% of the French Gross Domestic Product. Exchange securities are denominated in the Euro. Unless otherwise provided by a double tax treaty, dividends on French shares are subject to a withholding tax of 25%.

Reporting, Accounting and Auditing. Although French reporting, accounting and auditing standards are considered rather rigorous by European standards, they differ from U.S. standards in certain material respects. In general, French corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the French equity markets was approximately US$1,048 billion as of September 30, 2003.

Chief Industries. France’s chief industries are machinery, chemicals, automobiles, metallurgy, aircraft, electronics, textiles, food processing, and tourism.

Chief Imports. France’s chief imports consist of machinery and equipment, vehicles, crude oil, aircraft, plastics, and chemicals.

Chief Exports. France’s chief exports consist of machinery and transportation equipment, aircraft, plastics, chemicals, pharmaceutical products, iron and steel, and beverages.

Gross Domestic Product. France’s GDP annual percent change was -0.2% for the year ended September 30, 2003.

Consumer Price Inflation. Frances’s CPI annual percent change was 2.3% for the year ended September 30, 2003.

Unemployment Rate. France’s unemployment rate was 9.5% for the year ended September 30, 2003.

The German Equity Markets

General Background. The history of Frankfurt as a financial center can be traced back to the early Middle Ages. Frankfurt had the right to issue coins as early as 1180; the first exchange office was opened in 1402. Germany has been without a central stock exchange, the position formerly held by the Berlin exchange, since 1945. Today there are eight independent stock exchanges, of which Dusseldorf and Frankfurt account for over three-quarters of the total volume. Frankfurt is the main exchange in Germany. Exchange securities are denominated in the Euro. Equities may be traded in Germany in one of three markets: (I) the official market, comprised of trading in shares which have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based on disclosure in the listing application; (ii) the “semi-official” unlisted market, comprised of trading in shares not in the official listing; and (iii) the unofficial, over-the-counter market, which is governed by the provisions of the Civil

Code and the Merchant Code and not by the provisions of any stock exchange. There is no stamp duty in Germany, but a nonresident capital gains tax may apply in certain circumstances.

Reporting, Accounting and Auditing. German reporting, accounting and auditing standards differ substantially from U.S. standards. In general, German corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Germany equity markets was approximately US$841 billion as of September 30, 2003.

Chief Industries. Germany’s chief industries are among the world’s largest and most technologically advanced producers of iron, steel, coal, cement, chemicals, machinery, vehicles, machine tools, electronics, food and beverages, shipbuilding, and textiles.

Chief Imports. Germany’s chief imports consist of machinery, vehicles, chemicals, foodstuffs, textiles, and metals.

Chief Exports. Germany’s chief exports consist of machinery, vehicles, chemicals, metals and manufactures, foodstuffs, and textiles.

Gross Domestic Product. Germany’s GDP annual percent change was 0.2% for the year ended September 30, 2003.

Consumer Price Inflation. Germany’s CPI annual percent change was 1.0% for the year ended September 30, 2003.

Unemployment Rate. Germany’s unemployment rate was 9.5% for the year ended September 30, 2003.

The Hong Kong Equity Markets

General Background. Trading in equity securities in Hong Kong began in 1891 with the formation of the Association of Stockbrokers, which was changed in 1914 to the Hong Kong Stock Exchange. In 1921, a second stock exchange, The Hong Kong Stockbrokers’ Association, was established. In 1947, these two exchanges were merged under the name The Hong Kong Stock Exchange Limited. Three additional exchanges, the Far East Exchange Limited (1969), The Kam Ngan Stock Exchange Limited (1971) and The Kowloon Stock Exchange (1972) also commenced trading activities. These four exchanges were unified in 1986 to form The Stock Exchange of Hong Kong Limited (the “SEHK”). The value of the SEHK constitutes more than 100% of Hong Kong’s Gross Domestic Product. Trading on the SEHK is conducted in the post trading method, matching buyers and sellers through public outcry. Securities are denominated in the official unit of currency, the Hong Kong Dollar. Foreign investment in Hong Kong is generally unrestricted. All investors are subject to a small stamp duty and a stock exchange levy, but capital gains are tax-exempt.

Reporting, Accounting and Auditing. Hong Kong has significantly upgraded the required presentation of financial information in the past decade. Nevertheless, reporting, accounting and auditing practices remain significantly less rigorous than U.S. standards. In general, Hong Kong corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Hong Kong equity markets was approximately US$619 billion as of September 30, 2003.

Chief Industries. Hong Kong’s chief industries are textiles, clothing, tourism, banking, shipping, electronics, plastics, toys, watches, and clocks.

Chief Imports. Hong Kong’s chief imports consist of foodstuffs, transport equipment, raw materials, semi manufactures, petroleum, plastics, machinery, and electrical equipment.

Chief Exports. Hong Kong’s chief exports consist of clothing, textiles, footwear, electrical appliances, watches and clocks, toys, plastics, and precious stones.

Gross Domestic Product. Hong Kong’s GDP annual percent change was -0.5% for the year ended September 30, 2003.

Consumer Price Inflation. Hong Kong’s CPI annual percent change was -3.2% for the year ended September 30, 2003.

Unemployment Rate. Hong Kong’s unemployment rate was 8.0% for the year ended September 30, 2003.

The Italian Equity Markets

General Background. The regulatory structure of the Italian Stock Exchange changed radically in February 1997, when the Italian Stock Exchange Council set up a new private company, “Borsa Italiana Spa”, which is now responsible for the regulation, promotion and management of the Stock Exchange, the unlisted securities market and the Italian Derivatives Market (the “IDEM”).

In 1991, the Parliament passed legislation creating Societa de intermediazone mobiliare (SIMs). SIMS were created to regulate brokerage activities in the securities market and are allowed to trade on their own and for customers’ accounts.

In November 1994, the IDEM started trading its first exchange-listed derivatives product, the Mib 30 index futures contract (Fib 30). In November 1995, the MIB30 Index option (MIBO30) began trading on the IDEM. In February 1996, options were introduced on single stocks, together with the transfer of all shares to a rolling settlement basis. In March 1998, the MIDEX Index contract, the futures contract on the 25 Mid-Cap Stock Index, was launched.

Access to the Italian trading system can be obtained directly through the terminals provided to users or indirectly through users’ own front office systems (using Application Programming Interfaces). The latter allows the use of information, analytical and trading functions developed by the users.

Italy has one of the world’s largest government securities markets. At the end of 1998, issues of treasury bills, notes and bonds outstanding totaled US$1,300 billion.

Reporting, Accounting and Auditing. Italian reporting, accounting and auditing practices are regulated by Italy’s National Control Commission (Consob). These practices bear some similarities to United States standards. However, in general, Italian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely, less frequent and less consistent than that required of U.S. corporations. Italy is, however, moving toward more transparency: from 2000, for example, the law will require quarterly disclosure.

Size of Equity Markets. The total market capitalization of the Italian equity markets was approximately US$524 billion as of September 30, 2003.

Chief Industries. Italy’s chief industries are tourism, machinery, iron and steel, chemicals, food processing, textiles, motor vehicles, clothing, footwear, and ceramics.

Chief Imports. Italy’s chief imports consist of engineering products, chemicals, transport equipment, energy products, minerals and nonferrous metals, textiles and clothing, food, beverages, and tobacco.

Chief Exports. Italy’s chief exports consist of engineering products, textiles and clothing, production machinery, motor vehicles, transport equipment, chemicals; food, beverages and tobacco, minerals, and nonferrous metals.

Gross Domestic Product. Italy’s GDP annual percent change was 0.4% for the year ended September 30, 2003.

Consumer Price Inflation. Italy’s CPI annual percent change was 2.9% for the year ended September 30, 2003.

Unemployment Rate. Italy’s unemployment rate was 8.7% for the year ended September 30, 2003.

The Japanese Equity Markets

General Background. The Japanese stock market has a history of over 100 years beginning with the establishment of the Tokyo Stock Exchange Company Ltd. In 1878. Stock exchanges are located in eight cities in Japan (Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo). There is also an over-the-counter market. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks which are traded over-the-counter. The main activity of the regular exchange members is the buying and selling of securities on the floor of an exchange, both for their customers and for their own account. Japan is second only to the United States in aggregate stock market capitalization. Securities are denominated in the official unit of currency, the Japanese Yen. Takeover activity is negligible in Tokyo, and although foreign investors play a significant role, the trend of the market is set by the domestic investor. The statutory at-source withholding tax is 20% on dividends. There also is a transaction tax on share trades and a small stamp duty.

Reporting, Accounting and Auditing. Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Japanese equity markets was approximately US$2,700 billion as of September 30, 2003.

Chief Industries. Japan’s chief industries are among world’s largest and technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles, and processed foods.

Chief Imports. Japan’s chief imports consist of fuels, foodstuffs, chemicals, textiles, and office machinery.

Chief Exports. Japan’s chief exports consist of motor vehicles, semiconductors, office machinery, and chemicals.

Gross Domestic Product. Japan’s GDP annual percent change was 3.0% for the year ended September 30, 2003.

Consumer Price Inflation. Japan’s CPI annual percent change was -0.2% for the year ended September 30, 2003.

Unemployment Rate. Japan’s unemployment rate was 5.1% for the year ended September 30, 2003.

The Malaysian Equity Markets

General Background. The securities industry in Malaysia dates back to the early 1930’s. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (the “KLSE”) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of June 30, 1999, 458 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. There were 287 companies listed on the Second Board as of June 30, 1999. Over the years, the KLSE’s close links with the Stock Exchange of Singapore (the “SES”) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 companies. The New Straits Times Industrial Index is an average of 30 industrial stocks.

Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the Fund, which suspended creations in response to the controls. This adversely affected the trading market for the shares of the iShares MSCI Malaysia Index Fund.

Reporting, Accounting and Auditing. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Malaysian equity markets was approximately US$151 billion as of September 30, 2003.

Chief Industries. Peninsular Malaysia’s main industries are rubber and oil palm processing and manufacturing, light manufacturing industry, electronics, tin mining and smelting, logging and processing timber. Sabah’s main industries are logging, and petroleum production. Sarawak’s main industries are agriculture processing, petroleum production and refining, and logging.

Chief Imports. Malaysia’s chief imports consist of electronics, machinery, petroleum products, plastics, vehicles, iron and steel and iron and steel products, and chemicals.

Chief Exports. Malaysia’s chief exports consist of electronic equipment, petroleum and liquefied natural gas, wood and wood products, palm oil, rubber, textiles, and chemicals.

Gross Domestic Product. Malaysia’s GDP annual percent change was 5.1% for the year ended September 30, 2003.

Consumer Price Inflation. Malaysia’s CPI annual percent change was 1.3% for the year ended September 30, 2003.

Unemployment Rate. Malaysia’s unemployment rate was 4.0% for the year ended September 30, 2003.

The Mexican Equity Markets

General Background. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (the “BMV”), which was established in 1894 and is located in Mexico City. The stock exchange is a private corporation whose shares are owned solely by its authorized members and operates under the stock market laws passed by the government. The National Banking and Securities Commission (the “CNV”) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists).

Reporting, Accounting and Auditing. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Mexican equity markets was approximately US$109 billion as of September 30, 2003.

Chief Industries. Mexico’s chief industries are among world’s largest and technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles, and processed foods.

Chief Imports. Mexico’s chief imports consist of metalworking machines, steel mill products, agricultural machinery, electrical equipment, car parts for assembly, repair parts for motor vehicles, aircraft, and aircraft parts.

Chief Exports. Mexico’s chief exports consist of manufactured goods, oil and oil products, silver, fruits, vegetables, coffee, and cotton.

Gross Domestic Product. Mexico’s GDP annual percent change was 0.4% for the year ended September 30, 2003.

Consumer Price Inflation. Mexico’s CPI annual percent change was 4.0% for the year ended September 30, 2003.

Unemployment Rate. Mexico’s unemployment rate was 3.6% for the year ended September 30, 2003.

The Netherlands Equity Markets

General Background. Trading securities on the AEX Stock Exchange (the “AEX”) (formerly the Amsterdam Stock Exchange) started at the beginning of the seventeenth century. The United East India Company was the first company in the world financed by an issue of shares, and such issue was effected through the exchange. The Netherlands claims the honor of having the oldest established stock exchange in existence. In 1611 a stock market began trading in the coffee houses along the Dam Square. A more formal establishment, the Amsterdam Stock Exchange Association, began trading industrial stocks in 1876, and until World War II, Amsterdam ranked after New York and London as the third most important stock market in the world. After the war, the Amsterdam Stock Exchange only gradually began to resume its activities, as members felt threatened by what they saw as an impending socialist order which would leave little of the stock market intact. Since the end of the war, the Dutch market has remained relatively neglected, as local companies have found it more favorable to use bank financing to meet their capital requirements. Trading in shares on the AEX may take place on the official market or on the parallel market, which is available to medium-sized and smaller companies that cannot yet meet the requirements demanded for the official market.

Reporting, Accounting and Auditing. Dutch reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Dutch corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Dutch equity markets was approximately US$543 billion as of September 30, 2003.

Chief Industries. The Netherlands’ chief industries are among world’s largest and technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles, and processed foods.

Chief Imports. The Netherlands’ chief imports consist of agroindustries, metal and engineering products, electrical machinery and equipment, chemicals, petroleum, construction, microelectronics, and fishing.

Chief Exports. The Netherlands’ chief exports consist of machinery and equipment, chemicals, fuels, and foodstuffs.

Gross Domestic Product. The Netherlands’ GDP annual percent change was -1.1% for the year ended September 30, 2003.

Consumer Price Inflation. The Netherlands’ CPI annual percent change was 2.1% for the year ended September 30, 2003.

Unemployment Rate. The Netherlands’ unemployment rate was 4.2% for the year ended September 30, 2003.

The Pacific Ex-Japan Equity Markets

The Pacific ex-Japan equity markets are comprised of the equity markets from Australia, Hong Kong, New Zealand and Singapore.

General Background. Following is a general background description of the New Zealand equity market for which there is no iShares MSCI Index Fund.

Reporting, Accounting and Auditing. Reporting, accounting and auditing standards in the nations that make up the Pacific ex Japan equity markets differ substantially from U.S. standards. In general, these countries’ corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the combined equity markets of Australia, Hong Kong, New Zealand and Singapore was approximately US$1,280 billion as of September 30, 2003.

New Zealand. The New Zealand Stock Exchange (the “NZSE”) was originated in the 1870’s in four regions: Auckland, Thames, Dunedin and Reefton. In 1915, the Stock Exchange Association of New Zealand was formed. The Sharebrokers Act Amendment 1981governs the operations of the NZSE. During 1989, the Exchange changed from four separate entities to one. Additionally, a Board of Directors was appointed to replace the traditional council. The NZSE also appointed an independent Market Surveillance Panel and adopted revised Listing Rules. On June 24, 1991, they also eliminated the open outcry market and on August 1, 1992, introduced its FASTER system of electronic transfer and moved to fully automated clearing and settlement of trades.

Chief Industries. New Zealand’s chief industries are food processing, wood and paper products, textiles, machinery, transportation equipment, banking and insurance, tourism, and mining.

Chief Imports. New Zealand’s chief imports consist of machinery and equipment, vehicles and aircraft, petroleum, electronics, textiles, and plastics.

Chief Exports. New Zealand’s chief exports consist of dairy products, meat, wood and wood products, fish, and machinery.

Gross Domestic Product. New Zealand’s GDP annual percent change was 2.7% for the year ended September 30, 2003.

Consumer Price Inflation. New Zealand’s CPI annual percent change was 1.5% for the year ended September 30, 2003.

Unemployment Rate. New Zealand’s unemployment rate was 4.4% for the year ended September 30, 2003.

The Singaporean Equity Markets

General Background. The Stock Exchange of Singapore (the “SES”) was formed in 1973 with the separation of the joint stock exchange with Malaysia, which had been in existence since 1938. The linkage between the SES and the KLSE remained strong as many companies in Singapore and Malaysia jointly listed on both exchanges, until January 1, 1990 when the dual listing was terminated. SES has a tiered market, with the formation of the second securities market, SESDAQ (Stock Exchange of Singapore Dealing and Automated Quotation System) in 1987. SESDAQ was designed to provide an avenue for small and medium-sized companies to raise funds for expansion. In 1990, SES introduced an over-the-counter (“OTC”) market known as CLOB International, to allow investors access to international securities listed on foreign exchanges. SES also has a direct link with the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, which was set up in March 1988 to allow traders in the Asian time zone access to selected securities on the U.S. OTC markets. This is made possible through a daily exchange of trading prices and volumes of the stocks quoted on NASDAQ. The Singapore Stock Exchange is one of the most developed in Asia and has a strong international orientation.

Reporting, Accounting and Auditing. Singaporean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Singaporean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Singaporean markets was approximately US$136 billion as of September 30, 2003.

Chief Industries. Singapore’s chief industries are electronics, chemicals, financial services, oil drilling equipment, petroleum refining, rubber processing and rubber products, processed food and beverages, ship repair, entrepot trade, and biotechnology.

Chief Imports. Singapore’s chief imports consist of machinery and equipment, mineral fuels, chemicals, and foodstuffs.

Chief Exports. Singapore’s chief exports consist of machinery and equipment (including electronics), consumer goods, chemicals, and mineral fuels.

Gross Domestic Product. Singapore’s GDP annual percent change was 3.9% for the year ended September 30, 2003.

Consumer Price Inflation. Singapore’s CPI annual percent change was 0.7% for the year ended September 30, 2003.

Unemployment Rate. Singapore’s unemployment rate was 5.9% for the year ended September 30, 2003.

The South African Equity Markets

General Background. The Johannesburg Stock Exchange (the “JSE”), the only stock exchange in South Africa, was initially founded in 1887. The JSE operates an equities market. However, many of the members of the JSE also participate in the trading of bonds and financial futures, with traditional options traded on an OTC basis. Introduced in November 1995, corporate limited liability membership with ownership by non-stockbrokers was established to supplement the present membership of partnerships, unlimited liability corporate members or sole traders. Foreigners are allowed by the JSE to operate as member firms.

Reporting, Accounting and Auditing. South African reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South African corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of September 30, 2003, the total market capitalization of the South African equity markets was approximately US$216 billion.

Chief Industries. South Africa’s chief industries consist of mining (it is the world’s largest producer of platinum, gold, chromium), automobile assembly, metal working, machinery, textile, iron and steel, chemicals, fertilizer and foodstuffs.

Chief Imports. South Africa’s chief imports consist of machinery, foodstuffs and equipment, chemicals, petroleum products and scientific instruments.

Chief Exports. South Africa’s chief exports consist of gold, diamonds, platinum, other metals, minerals, machinery and equipment.

Gross Domestic Product. South Africa’s GDP annual percent change was 1.8% for the year ended September 30, 2003.

Consumer Price Inflation. South Africa’s CPI annual percent change was 3.7% for the year ended September 30, 2003.

Unemployment Rate. South Africa’s unemployment rate was 31.2% for the year ended September 30, 2003.

The South Korean Equity Markets

General Background. After the formation of South Korea in 1948, the government issued Farmland Compensation Bonds to landowners in exchange for their farmland, and Kunkuk Bonds to cover their financial debt. The Daehan Stock Exchange was established in 1956 to enable trading of these bonds. The South Korea Stock Exchange was established several years later. The government enacted the Securities and Exchange Law in January 1962 as part of the First Five Year Economic Plan. The law was intended to help South Korean companies arrange funds for economic development by using the stock market. Within a year the market boomed and crashed.

The Securities and Exchange Law was amended in April 1962 to impose stricter regulatory measures on the operation of the securities market. The stock exchange became a non-profit, government-owned corporation called the South Korea Stock Exchange. However, the securities market was unable to overcome the aftermath of the crash and entered a period of inactivity.

In 1967, as part of the Second Five Year Economic Plan, the government encouraged the public to invest in the stock market by increasing the number of listed companies and the acceptability of equity shares. Tax advantages were given to companies that went public. Further legislation was passed in 1972 to encourage share flotation in the belief that corporations would reduce their high financing costs by converting bank loans into share capital.

As a result of these market measures, the number of listed companies started to increase. The Securities and Exchange Commission and its executive body, the Securities Supervisory Board, were established to strengthen investor protection.

The South Korea Securities Settlement Corporation, since renamed the South Korea Depository Corporation (KSD), was set up in 1974 to act as the clearing agent for the stock exchange and as the central depository. In 1977, the South Korea Securities Computer Corporation was established as an electronic data processing center for the securities industry to enable members to transmit orders directly to the trading floor.

In 1981, the government announced its long-term plans for opening the South Korean securities market to foreigners. International investment trusts were established and the South Korea Fund and the South Korea Europe Fund were incorporated overseas. In 1985, the government began to allow some domestic corporations to issue convertible bonds, bonds with warrants and depository receipts overseas. The government also eased controls to allow domestic institutional investors to invest in foreign securities. In December 1988, a new, detailed plan was put forward for the internationalization of the capital market from 1989 to 1992. A more open capital market was proposed to improve the financial structure of domestic firms and to strengthen their international competitiveness. The firms would be given access to an expanded and revitalized domestic capital market and cheaper sources of financing in the international markets. The stock market began to be opened to foreign investors in January 1992.

Reporting, Accounting and Auditing. South Korean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South Korean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the South Korean equity markets was approximately US$256 billion as of September 30, 2003.

Chief Industries. South Korea’s chief industries are electronics, chemicals, financial services, oil drilling equipment, petroleum refining, rubber processing and rubber products, processed food and beverages, ship repair, entrepot trade, and biotechnology.

Chief Imports. South Korea’s chief imports consist of machinery and equipment, mineral fuels, chemicals, and foodstuffs.

Chief Exports. South Korea’s chief exports consist of machinery and equipment (including electronics), consumer goods, chemicals, and mineral fuels.

Gross Domestic Product. South Korea’s GDP annual percent change was 1.9% for the year ended September 30, 2003.

Consumer Price Inflation. South Korea’s CPI annual percent change was 3.7% for the year ended September 30, 2003.

Unemployment Rate. South Korea’s unemployment rate was 3.7% for the year ended September 30, 2003.

The Spanish Equity Markets

General Background. The Securities Market Act (the “LMV”) recognizes the following as official secondary markets: stock exchanges; the public debt market organized by the Bank of Spain; and futures and options markets. Stock exchanges in Spain (Madrid, Bilbao, Barcelona and Valencia) are the official secondary markets which trade shares and convertible bonds or those which grant the right of purchase or subscription. Issuers of shares go to the stock market as the primary market, where they formalize transactions or capital increases. Fixed-income securities (both governmental and private sector debt) are also traded on the stock market.

The organization and functioning of each stock exchange is the responsibility of each respective governing body (Sociedad Rectora), each of which is a limited company whose sole shareholders are the dealer-brokers and brokers and the stock exchanges themselves. The Sociedad de Bolsa, established by the four stock exchanges, is responsible for the technical management of the computerized trading system, which operates at a national level. Under the LMV, the National Securities Market Commission (the “CNMV”) is responsible for supervising and inspecting the securities markets as well as the activity of all individuals and companies who deal with the markets. It has the power to punish and other functions.

These Spanish futures and options markets are organized by the holding company MEFF (Mercado Espanol de Futuros Financieros) Sociedad Holding and two subsidiaries: MEFF Renta Variable (equities), based in Madrid, and MEFF Renta Fija (fixed-income securities), based in Barcelona. MEFF Renta Variable manages the trading of options and futures on the Ibex-35 stock index, and individual options on certain shares. MEFF Renta Fija manages the trading of futures and options on interest rates and bonds.

Bonds, Treasury bills and debt issued by other public administrations and organizations are traded in the public debt market. These securities are also traded at the same time on the stock market, which has a specific trading system for them. The Bank of Spain’s Book-Entry Office is responsible for supervising the public debt market.

Reporting, Accounting and Auditing. Spanish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Spanish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Spanish equity markets was approximately US$579 billion as of September 30, 2003.

Chief Industries. Spain’s chief industries are textiles and apparel (including footwear), food and beverages, metals and metal manufactures, chemicals, shipbuilding, automobiles, machine tools, and tourism.

Chief Imports. Spain’s chief imports consist of machinery and equipment, fuels, chemicals, semifinished goods, foodstuffs, consumer goods.

Chief Exports. Spain’s chief exports consist of machinery, motor vehicles; foodstuffs, other consumer goods.

Gross Domestic Product. Spain’s GDP annual percent change was 2.3% for the year ended September 30, 2003.

Consumer Price Inflation. Spain’s CPI annual percent change was 2.7% for the year ended September 30, 2003.

Unemployment Rate. Spain’s unemployment rate was 11.2% for the year ended September 30, 2003.

The Swedish Equity Markets

General Background. Organized trading of securities in Sweden can be traced back to 1776. Although the Stockholm Stock Exchange was founded in 1864, the real formation of a stock exchange in an international sense took place in 1901. The statutes of the Stock Exchange were modified in 1906 and, from the beginning of 1907, commercial banks were admitted as members. During the 1970s, the Stockholm market had low turnover and dull trading conditions. The market started to climb in 1980 and for several years Stockholm was one of the best performing stock markets, in terms of both price and volume growth. This regeneration of a market for risk capital was reflected in the large number of companies introduced in the early 1980s. The Stockholm Stock Exchange is structured on a membership basis, under the supervision of the Bank Inspection Board. The Board consists of 11 directors and one chief executive. The directors of the Board are elected by the Swedish government, the Association of the Swedish Chamber of Commerce, the Federation of Swedish Industries and the member companies of the Stock Exchange. There are three different markets for trading shares in Sweden. The dominant market is the A-1 list, for the largest and most heavily traded companies. The second market is the over-the-counter market, which is more loosely regulated than the official market and caters to small- and medium-sized companies. The third market is the unofficial parallel market, which deals in unlisted shares, both on and off the exchange floor. The shares most frequently traded on this market are those which have been de-listed from other markets and those that are only occasionally available for trading.

On July 1, 1999, the Stockholm Stock Exchange and OM Stockholm merged to create the OM Stockholm Exchange—OM Stockholmsborsen AB. In addition, the Stockholm Stock Exchange and the Copenhagen Stock Exchange have signed an agreement covering a common Nordic securities market, (“NOREX”).

There are also two independent markets for options—the Swedish Options Market (the “OM”) and the Swedish Options and Futures Exchange (the “SOFE”), which offer calls, puts and forwards on Swedish stocks and stock market indices.

Reporting, Accounting and Auditing. Swedish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swedish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations. The basic concepts used are historical cost, going concern, accrual basis, consistency and prudence.

Size of Equity Markets. The total market capitalization of the Swedish equity markets was approximately US$239 billion as of September 30, 2003.

Chief Industries. Sweden’s chief industries are iron and steel, precision equipment (bearings, radio and telephone parts, armaments), wood pulp and paper products, processed foods, and motor vehicles.

Chief Imports. Sweden’s chief imports consist of machinery, petroleum and petroleum products, chemicals, motor vehicles, iron and steel; foodstuffs, and clothing.

Chief Exports. Sweden’s chief exports consist of machinery, motor vehicles, paper products, pulp and wood, iron and steel products, and chemicals.

Gross Domestic Product. Sweden’s GDP annual percent change was 2.2% for the year ended September 30, 2003.

Consumer Price Inflation. Sweden’s CPI annual percent change was 2.0% for the year ended September 30, 2003.

Unemployment Rate. Sweden’s unemployment rate was 5.5% for the year ended September 30, 2003.

The Swiss Equity Markets

General Background. There are three principal stock exchanges in Switzerland, the largest of which is Zurich, followed by Geneva and Basle. The Geneva exchange is the oldest and was formally organized in 1850. The Basle and the Zurich exchanges were founded in 1876 and 1877, respectively. The Geneva Exchange is a corporation under public law and in Zurich and Basle the exchanges are institutions under public law. There are three different market segments for the trading of equities in Switzerland. The first is the official market, the second is the semi-official market, and the third is the unofficial market. On the official market, trading takes place among members of the exchange on the official trading floors. Trading in the semi-official market also takes place on the floors of the exchanges, but this market has traditionally been reserved for smaller companies not yet officially accepted on the exchange. Unofficial market trading is conducted by members and non-members alike. Typical trading on this market involves shares with small turnover. Both listed and unlisted securities can, however, be traded on this market.

Since July 1998, SWX has provided facilities for electronic trading in Eurobonds. Repo SWX, the first electronic market for repos with integrated clearing and settlement, was inaugurated in June 1999. In addition, SWX launched a new market segment for emerging-growth companies in July 1999, under the name SWX New Market. Eurex, the first trans-national derivatives market, is a co-operative venture between the SWX Swiss Exchange and Deutsche Borse Ag, each of which holds a 50% stake. Eurex is the largest derivative exchange in the world.

Reporting, Accounting and Auditing. Swiss reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swiss corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Swiss equity markets was approximately US$626 billion as of September 30, 2003.

Chief Industries. Switzerland’s chief industries are machinery, chemicals, watches, textiles, and precision instruments.

Chief Imports. Switzerland’s chief imports consist of machinery, chemicals, vehicles, metals, agricultural products, and textiles.

Chief Exports. Switzerland’s chief exports consist of machinery, chemicals, metals, watches, and agricultural products.

Gross Domestic Product. Switzerland’s GDP annual percent change was -1.0% for the year ended September 30, 2003.

Consumer Price Inflation. Switzerland’s CPI annual percent change was 0.5% for the year ended September 30, 2003.

Unemployment Rate. Switzerland’s unemployment rate was 3.8% for the year ended September 30, 2003.

The Taiwanese Equity Markets

General Background. The Taiwan Stock Exchange, in Taipei, is the only stock exchange in Taiwan. Its roots can be traced to the Land Reform Movement of 1953. The government bought tracts of land from large landowners and paid for them with bonds and shares in government-owned companies. The need to trade those shares and bonds gradually bred the formation of a fledging over-the-counter market. As the economy prospered, the importance of a securities market was recognized. The government established the Securities Market Research Committee to study the feasibility of a formal stock market. Consequently, the Securities and Exchange Commission was established on September 1, 1960, as a department of the Ministry of Finance. The Taiwan Stock Exchange (the “TSE”) was founded a year later and officially commenced operation in February 1962.

In the exchange’s first year, there were 18 listed companies with an average trading volume of TWD 1,647,760. By 1963, there were 23 listed companies; by 1980, there were 100; and by 2000 there were 531. As listings steadily increased, the market remained stable for several years. Since then, the number of brokerage firms has multiplied and limitations on foreign investors have recently been relaxed.

Reporting, Accounting and Auditing. Taiwanese reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Taiwanese corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Taiwanese equity markets was approximately US$340 billion as of September 30, 2003.

Chief Industries. Taiwan’s chief industries are electronics, petroleum refining, chemicals, textiles, iron and steel, machinery, cement, and food processing.

Chief Imports. Taiwan’s chief imports consist of machinery and electrical equipment, minerals, and precision instruments.

Chief Exports. Taiwan’s chief exports consist of machinery and electrical equipment, metals, textiles, plastics, and chemicals.

Gross Domestic Product. Taiwan’s GDP annual percent change was 4.2% for the year ended September 30, 2003.

Consumer Price Inflation. Taiwan’s CPI annual percent change was -0.1% for the year ended September 30, 2003.

Unemployment Rate. Taiwan’s unemployment rate was 5.5% for the year ended September 30, 2003.

The United Kingdom Equity Markets

General Background. The UK is Europe’s largest equity market in terms of aggregate market capitalization. Trading is fully computerized under the SETS System for FTSE-100 (and 83 other) stocks and the Stock Exchange Automated Quotation System (the “SEAQ”) operates for international equities. The London Stock Exchange exists alongside Tradepoint, while there is also a network of regional offices. The London Stock Exchange has the largest volume of trading in international equities in the world.

Reporting, Accounting and Auditing. Despite having a great deal of common purpose and common concepts, the accounting principles in the UK and the U.S. can lead to markedly different financial statements. In the global market for capital, investors may want to know about a company’s results and financial position under their own principles. This is particularly so in the U.S. capital markets. The overriding requirement for a UK company’s financial statements is that they give a ‘true and fair’ view. Accounting standards are an authoritative source as to what is and is not a true and fair view, but do not define it unequivocally. Ad hoc adaptations to specific circumstances may be required. In the U.S., financial statements are more conformed because they must be prepared in accordance with Generally Accepted Accounting Principles (“GAAP”).

Size of Equity Markets. The total market capitalization of the United Kingdom equity markets was approximately US$2,100 billion as of September 30, 2003.

Chief Industries. United Kingdom’s chief industries are machine tools, electric power equipment, automation equipment, railroad equipment, shipbuilding, aircraft, motor vehicles and parts, electronics and communications equipment, metals, chemicals, coal, petroleum, paper and paper products, food processing, textiles, clothing, and other consumer goods.

Chief Imports. United Kingdom’s chief imports consist of manufactured goods, machinery, fuels, and foodstuffs

Chief Exports. United Kingdom’s chief exports consist of manufactured goods, fuels, chemicals, food, beverages, and tobacco.

Gross Domestic Product. United Kingdom’s GDP annual percent change was 2.0% for the year ended September 30, 2003.

Consumer Price Inflation. United Kingdom’s CPI annual percent change was 2.8% for the year ended September 30, 2003.

Unemployment Rate. United Kingdom’s unemployment rate was 5.0% for the year ended September 30, 2003.

THE MSCI EQUITY INDICES

In General. The MSCI Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI Indices to Morgan Stanley Capital International Inc. (“MSCI”), a Delaware corporation of which Morgan Stanley is the majority owner and The Capital Group of Companies, Inc. is the minority shareholder. The MSCI Equity Indices have covered the world’s developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all equity indices, developed and emerging.

MSCI Equity Indices are notable for the depth and breadth of their coverage. MSCI’s standard equity indices generally seeks to have 85% of the free float-adjusted market capitalization of a country’s stock market reflected in the MSCI Index for such country. The MSCI Equity Indices seek to balance the inclusiveness of an “all share” index against the replicability of a “blue chip” index.

Weighting. Effective May 31, 2002, all single-country MSCI Indices are free-float weighted, i.e., companies are included in the indices at the value of their free public float (free float, multiplied by price). MSCI defines “free float” as total shares excluding shares held by strategic investors such as governments, corporations, controlling shareholders and management, and shares subject to foreign ownership restrictions.

Regional Weights. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country’s weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is critical to the calculation of certain combined developed and emerging market indices published by MSCI.

Selection Criteria. To construct relevant and accurate equity indices for the global institutional investor, MSCI undertakes an index construction process, which involves: (i) defining the equity universe, (ii) adjusting the total market capitalization of all securities in the universe for free float available to foreign investors. (iii) classifying the universe of securities under the Global Industry Classification Standard (the “GICS”), and (iv) selecting securities for inclusion according to MSCI’s index construction rules and guidelines.

Defining the Universe. The index construction process starts at the country level, with the identification of all listed securities for that country. Currently, MSCI creates equity indices for 50 country markets globally. MSCI classifies each company and its securities in one and only one country. This allows securities to be sorted distinctly by their respective countries. In general, companies and their respective securities are classified as belonging to the country in which they are incorporated. All listed equity securities, or listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe.

Adjusting the Total Market Capitalization of Securities in the Universe for Free Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe using publicly available information. The process of free float adjusting market capitalization involves (i) defining and estimating the free float available to foreign investors for each security, using MSCI’s definition of free float, (ii) assigning a free float-adjustment factor to each security, and (iii) calculating the free float-adjusted market capitalization of each security.

Classifying Securities Under the GICS. In addition to the free float-adjustment of market capitalization, all securities in the universe are assigned to an industry based hierarchy that describes their business activities. To this end, MSCI has designed, in conjunction with Standard & Poor’s, the GICS. This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI’s objective of reflecting broad and fair industry representation in its indices.

Selecting Securities for Index Inclusion. In order to ensure a broad and fair representation in the indices of the diversity of business activities in the universe, MSCI follows a “bottom-up” approach to index construction, building indices up to the industry group level. The bottom-up approach to index construction requires a thorough analysis and understanding of the characteristics of the universe. This analysis drives the individual security selection decisions, which aim to reflect the overall features of the universe in the country index. MSCI targets an 85% free float-adjusted market representation level within each industry group, within each country. The security selection process within each industry group is based on the careful analysis of: (i) each company’s business activities and the diversification that its securities would bring to the index, (ii) the size (based on free float-adjusted market capitalization) and liquidity of securities. All else being equal, MSCI targets for inclusion the most sizable and liquid securities in an industry group. In addition, securities that do not meet the minimum size guidelines discussed below and/or securities with inadequate liquidity are not considered for inclusion, (iii) the estimated free float for the company and its individual share classes. Only securities of companies with estimated free float greater than 15% are, in general, considered for inclusion. Exceptions to this general rule are made only in significant cases, where not including a security of a large company would compromise the index’s ability to fully and fairly represent the characteristics of the underlying market.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI’s free float-adjustment methodology, a constituent’s Inclusion Factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with an a free float of less than 15% that are included on an exceptional basis, the Estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates

Prices. The prices used to calculate the MSCI Indices are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. For the MSCI Indices, MSCI uses the FX rates published by WM Reuters at 4:00 p.m. London time. MSCI uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m. London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of “snapshots” of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indices. The MSCI Indices are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI Indices, emphasis is also placed on continuity, replicability and minimizing turnover in the Indices. Maintaining the MSCI Indices involves many aspects, including additions to and deletions from the Indices and changes in number of shares and changes in Foreign Inclusion Factors (“FIFs”) as a result of updated free float estimates.

Potential additions are analyzed not only with respect to their industry group, but also with respect to their industry or sub-industry group, in order to represent a wide range of economic and business activities. All dditions are considered in the context of MSCI’s methodology, including the index constituent eligibility rules and guidelines.

In assessing deletions, it is important to emphasize that indices must represent the full-investment cycle, including bull as well as bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalization, and/or declining liquidity, and yet are not deleted because they continue to be good representatives of their industry group.

As a general policy, changes in number of shares are coordinated with changes in FIFs to accurately reflect the investability of the underlying securities. In addition, MSCI continuously strives to improve the quality of its free float estimates and the related FIFs. Additional shareholder information may come from better disclosure by companies or more stringent disclosure requirements by a country’s authorities. It may also come from MSCI’s ongoing examination of new information sources for the purpose of further enhancing free float estimates and better understanding shareholder structures. When MSCI identifies useful additional sources of information, it seeks to incorporate them into its free float analysis.

Overall, index maintenance can be described by three broad categories of implementation of changes:

•	Annual full country index reviews that systematically re-assess the various dimensions of the equity universe for all countries and are conducted on a fixed annual timetable;

•	Quarterly index reviews, aimed at promptly reflecting other significant market events; and

•	Ongoing event-related changes, such as mergers and acquisitions, which are generally implemented in the indices rapidly as they occur.

Potential changes in the status of countries (stand-alone, emerging, developed) follow their own separate timetables. These changes are normally implemented in one or more phases at the regular annual full country index review and quarterly index review dates.

The annual full country index review for all the MSCI Standard Country Indices is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs on only three dates throughout the year: as of the close of the last business day of February, August and November. Any Country Indices may be impacted at the quarterly index review. MSCI Index additions and deletions due to quarterly index rebalancings are announced at least two weeks in advance.

INVESTMENT LIMITATIONS

The Board has adopted as fundamental policies each Fund’s investment limitations, numbered one through nine. The Board has also adopted as fundamental the investment objectives of each Fund, other than the iShares MSCI South Africa Index Fund and the iShares MSCI Emerging Markets Index Fund. Each of the iShares MSCI South Africa Index Fund and the iShares MSCI Emerging Markets Index Fund may change its investment objective and its Underlying Index without a shareholder vote. The investment objectives of each Fund, other than the iShares MSCI South Africa Index Fund and the iShares MSCI Emerging Markets Index Fund, and the investment limitations for each Fund cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

No Fund will:

1.	Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

2.	Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund’s total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

3.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Fund’s assets);

4.	Purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer. (This restriction applies to each of the iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds only);

5.	Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

6.	Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7.	Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

8.	Sell securities short; or

9.	Invest in commodities or commodity contracts, except that a Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

Industry concentration. Each of the iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds has the following concentration policy: With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, a Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Fund, the Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. A Fund may not concentrate its investments except as discussed above. The Board has adopted this policy as fundamental, which means that it may not be changed with respect to a Fund without the approval of the holders of a majority of that Fund’s outstanding voting securities.

As of October 31, 2003, as a result of this policy with respect to industry concentration, each of the following Funds was concentrated (that is, invested 25% or more of its total assets) in the specified industries:

iShares MSCI Index Fund	Industry or Industries
Mexico	Telecommunications
Singapore	Banks
South Korea	Electrical Components and Equipment

Each of the iShares MSCI Australia Index, iShares MSCI Austria Index, iShares MSCI Belgium Index, iShares MSCI Brazil Index, iShares MSCI Canada Index, iShares MSCI Emerging Markets Index, iShares MSCI EMU Index, iShares MSCI France Index, iShares MSCI Germany Index, iShares MSCI Hong Kong Index, iShares MSCI Italy Index, iShares MSCI Japan Index, iShares MSCI Malaysia Index, iShares MSCI Netherlands Index, iShares MSCI Pacific ex-Japan Index, iShares MSCI South Africa Index, iShares MSCI Spain Index, iShares MSCI Sweden Index, iShares MSCI Switzerland Index, iShares MSCI Taiwan Index and iShares MSCI United Kingdom Index Funds will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that the Fund will comply with the diversification requirements applicable to regulated investment companies of the Internal Revenue Code, any underlying Treasury regulations or any successor provision.

As of October 31, 2003, as a result of this policy with respect to industry concentration, each of the following Funds was concentrated (that is, held 25% or more of its total assets) in the specified industries:

iShares MSCI Index Fund	Industry or Industries
Australia	Banks
Belgium	Banks
Hong Kong	Real Estate
Pacific ex-Japan	Banks
South Africa	Mining
Spain	Banks
Switzerland	Pharmaceuticals
Taiwan	Semiconductors

In addition to the investment limitations adopted as fundamental as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

1.	Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Company may vote the investment securities owned by each Fund in accordance with its views; or

2.	Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

For purposes of the percentage limitation on each Fund’s investments in illiquid securities, foreign equity securities, though not registered under the Securities Act of 1933 (the “Securities Act”), are not deemed illiquid with respect to each Fund if they are otherwise readily marketable. Such securities ordinarily are considered to be “readily marketable” if they are traded on an exchange or other organized market and are not legally restricted from sale by the Fund. BGFA monitors the liquidity of restricted securities in each Fund’s portfolio. In reaching liquidity decisions, BGFA considers the following factors:

1.	The frequency of trades and quotes for the security;

2.	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

3.	Dealer undertakings to make a market in the security; and

4.	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the fund’s Underlying Index and in TBA transactions with respect to the percentage of the Index that consists of mortgage pass-through securities. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of iShares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of iShares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent iShares, and sells such iShares directly to customers, or if it chooses to couple the creation of a supply of new iShares with an active selling effort involving solicitation of secondary market demand for iShares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in iShares, whether or not participating in the distribution of iShares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to iShares are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the AMEX is satisfied by the fact that the prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

MANAGEMENT OF THE COMPANY

Directors and Officers. The Board has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified.

iShares, Inc., iShares Trust, Master Investment Portfolio and Barclays Global Investors Funds, each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director also serves as a Trustee for iShares Trust and, as a result, oversees a total of 87 funds within the fund complex. In addition, Richard K. Lyons and Lee T. Kranefuss each serve as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and, as a result, oversees an additional 23 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

Directors and Officers

Name (age) Address	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Directors and Officers
Interested Directors

*Lee T. Kranefuss (42)	Interested Director, Chairman, and President (since June 18, 2003)	Chief Executive Officer of Intermediary Investors and Exchange Traded Products Business of BGI (since 2003); Chief Executive Officer of the Individual Investor Business of BGI (1997-2003).	Trustee (since June 18, 2003) of iShares Trust; Board of Trustees (since 2001) for Barclays Global Investors Funds and Master Investment Portfolio.

*Nathan Most (90)	Interested Director (since December 16, 1996)	Consultant to BGI (1998-2002), American Stock Exchange (1996-2000) and the Hong Kong Stock Exchange (since 1998); Consultant to the Amsterdam Stock Exchange (1997-1998); Consultant to the Pacific Stock Exchange (1997-1998).	Trustee (since 2000) and President (2000-2002) of iShares Trust

*John E. Martinez (42)	Interested Director (since December 5, 2003)	Co-CEO of Global Index and Markets Group of BGI (2001-2003); Chairman of Barclays Global Investors Services (2000-2003); CEO of Capital Markets Group of Barclays Global Investors (1996-2001).	Trustee (since December 5, 2003) of iShares Trust; Director (since November 2003) of Barclays Global Investors UK Holdings.

Independent Directors

John B. Carroll (68)	Independent Director (since December 16, 1996)	Retired Vice President of Investment Management (1984-2000) of Verizon Corporation; Advisory Board member of Ibbotson Associates (1992-1998); former Vice Chairman and Executive Committee Member (1994-1998) of the Committee on Investment of Employee Benefit Assets of the Financial Executive Institute.	Trustee (since 2002) of iShares Trust; Trustee and member of the Executive Committee (since 1991) of The Common Fund Institutional Funds, a non-profit organization; Member of the Board of Managers of JP Morgan Private Equity Funds.

Richard K. Lyons (43)	Independent Director (since February 28, 2002)	Professor, University of California, Berkeley: Haas School of Business (since 1993); Consultant for IMF World Bank, Federal Reserve Bank, and Citibank N.A. (since 2000).	Trustee (since 2000) of iShares Trust; Trustee (since 2001) of Master Investment Portfolio and Barclays Global Investors Funds; Board of Trustees: Matthews Asian Funds since 1995 (oversees 6 portfolios).

*	Lee Kranefuss, Nathan Most and John Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds’ investment advisor, and BGI, the parent company of BGFA.

Name (age) Address	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Directors and Officers
Independent Directors

George C. Parker (65)	Independent Director (since February 28, 2002)	Dean Witter Distinguished Professor of Finance (since 1994); Associate Dean for Academic Affairs, Director of MBA Program, and Professor, Stanford University: Graduate School of Business (1993-2001).	Trustee (since 2000) of iShares Trust; Bailard, Biehl and Kaiser, Inc. (since 1985); California Casualty Group of Insurance Companies (since 1978); Continental Airlines, Inc. (since 1996); Community First Financial Group (since 1995); Dresdner/RCM Mutual Funds (1994-2002); Tyon Ranch Company (since 1999).

W. Allen Reed (56)	Independent Director (since December 16, 1996)	President and Chief Executive Officer (since 1994) of General Motors Investment Management Corporation.	Trustee (since 2002) of iShares Trust; Director (since 1994) of General Motors Investment Management Corporation; Director (1995-1998) of Taubman Centers, Inc. (a real estate investment trust); Director (since 1992) of FLIR Systems (an imaging technology company); Director (since 1994) of General Motors Acceptance Corporation; Director (since 1994) of GMAC Insurance Holdings, Inc.; Director (since 1995) of Global Emerging Markets Fund; Director (since 2000) of Temple Inland Industries; Chairman (since 1995) of the Investment Advisory Committee of Howard Hughes Medical Institute.

Officer

Michael Latham (38)	Secretary, Treasurer and Principal Financial Officer (since February 28, 2002)	Chief Operating Officer of the Intermediary Investors and Exchange Traded Products Business of BGI (since 2003); Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003); Head of Operations, BGI Europe (1997-2000).	None.

The following table sets forth, as of December 31, 2002, the dollar range of equity securities beneficially owned by each Director in the Funds and in other registered investment companies overseen by the Director within the same family of investment companies as the Company.

Name of Director	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Garrett F. Bouton*	iShares MSCI EAFE iShares Russell 2000 Growth	Over $100,000 Over $100,000	Over $100,000

John B. Carroll	None	Not Applicable	Not Applicable

Richard K. Lyons	iShares S&P 500 iShares Lehman 1-3 Year Treasury Bond Fund	$ 1- $ 10,000 Over $100,000	Over $100,000

Nathan Most	iShares Russell 2000 iShares S&P Midcap 400	Over $100,000 Over $100,000	Over $100,000

George C. Parker

iShares Dow Jones U.S. Technology Sector

iShares MSCI France

iShares MSCI South Korea

iShares MSCI Mexico

iShares MSCI Singapore

iShares MSCI United Kingdom

iShares Russell 1000 Value

iShares S&P 100 Index

iShares S&P Global 100

iShares S&P MidCap 400/Barra Value

		$10,001- $ 50,000 $10,001- $ 50,000 $10,001- $ 50,000 $10,001- $ 50,000 $10,001- $ 50,000 $10,001- $ 50,000 Over $100,000 $50,001- $100,000 $10,001- $ 50,000 $10,001- $ 50,000	Over $100,000

W. Allen Reed	None	Not Applicable	Not Applicable

*	Served as Director through June 17, 2003.

None of the disinterested directors (Messrs. Most, Carroll, Lyons, Parker and Reed) or their immediate family members own beneficially or of record any securities of BGFA (the Fund’s investment advisor), SEI (the Fund’s distributor) or any person controlling, controlled by or under common control with, BGFA or SEI.

Committees of the Board of Directors. Each Independent Director serves on the Audit and Nominating Committees of the Board of Directors. The purposes of the Audit Committee are to assist the Board of Directors (1) in its oversight of the Company’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company; (2) in its oversight of the Company’s financial statements and the independent audit thereof; (3) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (4) in evaluating the independence of the independent accountants. The Audit Committee of the Company met four times during the fiscal year ended August 31, 2003.

The Nominating Committee nominates individuals for Independent Director membership on the Board. The Nominating Committee evaluates candidates’ qualifications for board membership, including their independence from the investment advisor and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate. In addition, the Nominating Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), in conjunction with shareholder meeting to consider the election of Directors. The Nominating Committee did not meet during the fiscal year ended August 31, 2003. The Nominating Committee considers nominees recommended by shareholders, if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), in conjunction with a shareholder meeting to consider the election of Trustees.

Approval of Investment Advisory Contracts. The Company has entered into two investment advisory contracts with BGFA. One such investment advisory contract relates to the iShares MSCI Singapore Index Fund and the other investment advisory contract relates to each of the Company’s other Funds (collectively, the “Investment Advisory Agreements”). Under Section 15(c) of the 1940 Act, the Board is generally required to approve each of the Company’s Investment Advisory Agreements annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of each Investment Advisory Agreement. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment advisor.

Before approving the Investment Advisory Agreements, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under each Investment Advisory Agreement as well as any other servicing relationships between the Company and BGFA or its affiliates. The Board analyzed the Company’s contractual fees, including the investment advisory fee, as well as the administration fee if any.

The Board also reviewed statistical information regarding the performance and expenses of the Funds. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for the Funds, the Board reviewed the performance information for a group of funds that BGFA determined was similar to each Fund (“Peer Group”) and an appropriate broad-based market index. The Board then reviewed a comparison of each Fund’s advisory fee, other fees and total expense ratio to other funds in the Peer Group.

During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to BGFA and its affiliates for advisory and other services provided to the Funds. The Board also reviewed information pertaining to the fee structure for the Funds and considered whether alternative fee structures (i.e., breakpoint or flat fee structures, as applicable, or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in the Funds’ asset levels.

In addition, the Board analyzed BGFA’s background and services that it provides to the Funds. For example, the Board reviewed and discussed the investment philosophy and experience of BGFA. The Board also considered the background and experience of the senior management of BGFA and the level of attention given to the Funds by senior investment personnel of BGFA. In addition to the above considerations, the Board also analyzed BGFA’s indexing strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from BGFA and reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Funds. The Board recognized that BGFA has the size, visibility and resources to attract and retain highly qualified investment professionals. Similarly, the Board reviewed BGFA’s ability to provide a competitive compensation package to its employees such that each entity would be able to attract and retain high-quality employees.

Based on the above analysis, the Board determined that each of the Investment Advisory Agreements, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination was based on the following factors as discussed above: (i) level of profits realized by BGFA from its advisory arrangement with each Fund; (ii) an analysis of advisory fees paid by each Fund compared to other similar funds; (iii) the scope of BGFA’s background and experience; and (iv) the quality of services provided by BGFA.

Remuneration of Directors and Officers. The Company pays each Independent Director and Nathan Most and John Martinez, both Interested Directors, an annual fee of $32,500 for meetings of the Board attended by the Director. The Company also reimburses each Director for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the compensation paid to each Independent Director for the year ended December 31, 2003.

Name of Independent Director	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Company Expenses***	Estimated Annual Benefits Upon Retirement***	Total Compensation From the Fund and Fund Complex*
John B. Carroll	$32,500	Not Applicable	Not Applicable	$65,000
Richard K. Lyons	$32,500	Not Applicable	Not Applicable	$97,500	**
George G.C. Parker	$32,500	Not Applicable	Not Applicable	$65,000
W. Allen Reed	$32,500	Not Applicable	Not Applicable	$65,000

*	Includes compensation as Trustee of iShares Trust an investment company with 63 investment portfolios also advised by BGFA.
**	Includes compensation as Trustee for Barclays Global Investors Funds and Master Investment Portfolio, investment companies with 25 portfolios also advised by BGFA and as a Director of the BGI Cayman Prime Money Market Fund, LTD.
***	No Director or Officer is entitled to any pension or retirement benefits from the Company.

The table below sets forth the compensation paid to each Interested Director for the year ended December 31, 2003.

Name of Interested Director+	Aggregate Compensation from the Company		Pension or Retirement Benefits Accrued As Part of Company Expenses***	Estimated Annual Benefits Upon Retirement***	Total Compensation From the Fund and Fund Complex*
Garrett F. Bouton[1]	$0	**	Not Applicable	Not Applicable	$0
Lee T. Kranefuss[2]	$0	**	Not Applicable	Not Applicable	$0
John E. Martinez[3]	$8,125		Not Applicable	Not Applicable	$16,250
Nathan Most	$32,500		Not Applicable	Not Applicable	$65,000

+	Garrett Bouton, Lee Kranefuss, John Martinez and Nathan Most are deemed to be “interested persons” (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds’ investment adviser, and BGI, the parent company of BGFA.
*	Includes compensation as Trustee of iShares Trust an investment company with 63 investment portfolios also advised by BGFA.
**	Garrett Bouton and Lee Kranefuss were not compensated by the Funds due to their employment with BGFA, the Fund’s investment adviser, during the time period reflected in the table.
***	No Director or Officer is entitled to any pension or retirement benefits from the Company.
[1]	Served as Director through June 17, 2003.
[2]	Director since June 18, 2003.
[3]	Director since December 5, 2003.

Directors and officers of the Company collectively owned less than 1% of each of the Company’s outstanding shares as of December 2, 2003.

Code of Ethics. The Company, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes are on public file with, and are available from, the SEC.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Company does not have information concerning the beneficial ownership of iShares held in the names of DTC participants, as of December 19, 2003, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

iShares MSCI Index Fund	Name	Percentage of Ownership
Australia	Brown Bros. Harriman & Co.	14.12%
	Merrill Lynch	8.59%
	Charles Schwab & Co., Inc.	18.39%
	Mellon	6.87%
Austria	Merrill Lynch	26.41%
	Charles Schwab & Co., Inc.	11.46%

iShares MSCI Index Fund	Name	Percentage of Ownership
	Citigroup Global Markets	9.21%
	National Financial Services LLC	10.01%

Belgium	Goldman, Sachs & Co.	6.65%
	Merrill Lynch	28.73%
	Charles Schwab & Co., Inc.	12.39%
	American Express	5.13%
	Spear, Leeds & Kellogg	10.66%
	National Financial Services LLC	6.21%

Brazil	Morgan Stanley & Co.	55.60%
	Credit Suisse First Boston LLC	6.77%

Canada	Brown Bros. Harriman & Co.	7.48%
	Charles Schwab & Co., Inc.	6.64%
	Northern Trust Company	25.63%
	State Street Bank & Trust Co.	25.28%
	Mellon	8.21%

Emerging Markets	Brown Bros. Harriman & Co.	8.20%
	Merrill Lynch	6.71%
	Charles Schwab & Co., Inc.	8.79%
	Citibank, NA	6.40%
	Northern Trust Company	7.69%

EMU	Brown Bros. Harriman & Co.	20.18%
	Morgan Stanley & Co.	7.44%
	Merrill Lynch	8.68%
	Charles Schwab & Co., Inc.	7.15%
	Citigroup Global Markets	5.55%
	Rush & Co./Swiss American	6.62%

France	Brown Bros. Harriman & Co.	12.08%
	Merrill Lynch	20.99%
	Charles Schwab & Co., Inc.	7.23%
	Citibank, NA	9.96%
	Spear, Leeds & Kellogg	5.68%
	Mellon	7.20%

Germany	Goldman, Sachs & Co.	17.70%
	Brown Bros. Harriman & Co.	5.77%
	Merrill Lynch	9.86%
	Charles Schwab & Co., Inc.	6.21%
	National Financial Services LLC	5.14%

Hong Kong	Brown Bros. Harriman & Co.	10.96%
	Morgan Stanley & Co.	10.09%
	Merrill Lynch	6.28%
	Charles Schwab & Co., Inc.	5.96%
	Deutsche Bank Securities	5.65%
	National Financial Services LLC	5.04%
	JP Morgan	6.05%

Italy	Brown Bros. Harriman & Co.	13.32%
	Morgan Stanley & Co.	6.61%
	Merrill Lynch	18.10%
	Charles Schwab & Co., Inc.	6.12%
	Citibank, NA	5.95%

iShares MSCI Index Fund	Name	Percentage of Ownership
Japan	Goldman, Sachs & Co.	8.73%
	Brown Bros. Harriman & Co.	7.18%
	Merrill Lynch	8.91%
	Charles Schwab & Co., Inc.	6.33%
	Northern Trust Company	5.25%
	State Street Bank & Trust Co.	5.19%

Malaysia	Goldman, Sachs & Co.	6.31%
	Brown Bros. Harriman & Co.	12.29%
	Merrill Lynch	5.62%
	State Street Bank & Trust Co.	15.83%

Mexico	Goldman Sachs International Limited	7.02%
	Merrill Lynch	19.27%
	Charles Schwab & Co., Inc.	5.07%
	Bear Stearns Securities Corp.	11.44%
	Investors Bank & Trust Company	7.02%
	State Street Bank & Trust Co.	5.40%

Netherlands	Brown Bros. Harriman & Co.	7.60%
	Morgan Stanley & Co.	8.30%
	Merrill Lynch	25.90%
	Citibank, NA	6.07%
	Spear, Leeds & Kellogg	7.03%
	Rush & Co./Swiss American	5.17%
	National Financial Services LLC	6.89%

Pacific ex-Japan	Brown Bros. Harriman & Co.	14.09%
	Merrill Lynch	6.12%
	Charles Schwab & Co., Inc.	8.28%
	Citibank, NA	6.52%
	Citigroup Global Markets	5.29%

Singapore	Brown Bros. Harriman & Co.	16.96%
	Morgan Stanley & Co.	17.96%
	JP Morgan	6.61%
	Mellon	9.46%

South Africa	State Street Bank & Trust Co.	78.72%

South Korea	Brown Bros. Harriman & Co.	24.38%
	Morgan Stanley & Co.	9.74%
	Merrill Lynch	13.04%
	Citigroup Global Markets	6.73%
	Mellon	9.02%

Spain	Merrill Lynch	7.26%
	Charles Schwab & Co., Inc.	9.05%
	Citigroup Global Markets	5.47%
	Spear, Leeds & Kellogg	13.72%
	National Financial Services LLC	5.49%

Sweden	Brown Bros. Harriman & Co.	8.79%
	Merrill Lynch	13.70%
	Charles Schwab & Co., Inc.	6.76%
	Spear, Leeds & Kellogg	9.99%
	National Financial Services LLC	5.08%
	State Street Bank & Trust Co.	8.78%

iShares MSCI Index Fund	Name	Percentage of Ownership
Switzerland	Brown Bros. Harriman & Co.	41.80%
	Merrill Lynch	7.64%
	Charles Schwab & Co., Inc.	5.28%
	Citibank, NA	5.54%
	Rush & Co./Swiss American	9.15%

Taiwan	Brown Bros. Harriman & Co.	21.53%
	Citigroup, NA	6.77%
	State Street Bank & Trust Co.	16.03%
	State Street on behalf of Deutche Bank	5.32%
	Mellon	8.65%

United Kingdom	Brown Bros. Harriman & Co.	17.22%
	Merrill Lynch	5.03%
	Citibank, NA	10.24%

INVESTMENT ADVISORY, ADMINISTRATIVE AND DISTRIBUTION SERVICES

Investment Advisor. Barclays Global Fund Advisors (“BGFA”) acts as investment advisor to the Company and, subject to the supervision of the Board, is responsible for the investment management of each Fund. BGFA is a California corporation indirectly owned by Barclays Bank PLC, and is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. BGFA and its parent, Barclays Global Investors, N.A., manage, administer or advise assets aggregating in excess of $952 billion as of September 30, 2003.

BGFA has entered into two investment advisory contracts with the Company, one such investment advisory contract, dated May 8, 2000, relates to the iShares MSCI Singapore Index Fund, and the other investment advisory contract, dated December 19, 2001, relates to each of the other Funds included in this SAI (collectively, the “Investment Advisory Agreements”). Under the Investment Advisory Agreements, BGFA, subject to the supervision of the Company’s Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund’s assets. BGFA may enter into subadvisory agreements with additional investment advisors to act as subadvisors with respect to particular Fund. BGFA will pay subadvisors, if any, out of the fees received by BGFA. BGFA is responsible for (i) placing purchase and sale orders, (ii) providing continuous supervision of the investment portfolio of each Fund, and (iii) the general management of the Company’s affairs.

For its investment management services to the iShares MSCI Brazil Index, iShares MSCI South Africa Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, BGFA is paid management fees equal to each of those Fund’s allocable portion of: 0.74% per year of the aggregate net assets of those Funds less than or equal to $2 billion, plus 0.69% per year of the aggregate net assets of those Funds between $2 billion and $4 billion, plus 0.64% per year of the aggregate net assets of those Funds greater than $4 billion; for its investment management services to the iShares MSCI Pacific ex-Japan Index Fund, BGFA is paid management fees equal to 0.50% per year of the net assets of that Fund; for its investment management services to the iShares MSCI Emerging Markets Index Fund, BGFA is paid management fees equal to 0.75% per year of the net assets of that Fund; for its investment management services to each of the other Funds included in this SAI, BGFA is paid a fee equal to each of those Fund’s allocable portion of: 0.59% per year of the aggregate net assets of those Funds less than or equal to $7 billion, plus 0.54% per year of the aggregate net assets of those Funds between $7 billion and $11 billion, plus 0.49% per year of the aggregate net assets of those Funds in excess of $11 billion.

Pursuant to the Investment Advisory Agreement for each of the Funds with the exception of the iShares MSCI Singapore Index Fund, BGFA is responsible for the payment of all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, any brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses. Under the Investment Advisory Agreement for the iShares MSCI Singapore Index Fund, the Fund pays its own expenses and BGFA receives fees equal to the difference between such expenses and the specified rates for the iShares MSCI Singapore Index Fund (subject to the exceptions noted in the previous sentence) and reimburses expenses to the extent necessary to cause the iShares MSCI Singapore Index Fund’s expenses to be at the specified rates (again, subject to the same exceptions). The following table sets forth the management fees paid by each Fund for the periods noted below.

Fund	Fiscal Year Ended August 31, 2001	Fiscal Year Ended August 31, 2002		Fiscal Year Ended August 31, 2003
Australia	$113,828	$327,154		$484,058
Austria	$0	$52,808		$100,716
Belgium	$0	$37,985		$116,502
Brazil	$9,271	$637,828		$453,177
Canada	$3,760	$181,343		$2,434,382
Emerging Markets	N/A	N/A		$322,206	(1)
EMU	$86,333	$489,430		$836,046
France	$177,550	$259,112		$283,982
Germany	$406,730	$521,451		$498,846
Hong Kong	$153,909	$380,665		$792,826
Italy	$86,114	$139,606		$171,764
Japan	$2,011,201	$2,733,089		$4,549,589
Malaysia	$179,613	$394,527		$458,706
Mexico	$32,399	$496,588		$327,547
Netherlands	$60,956	$94,688		$114,891
Pacific ex-Japan	N/A	$205,239	(2)	$784,366
Singapore	$153,096	$252,406		$311,428
South Africa	N/A	N/A		$292,742	(3)
South Korea	$22,313	$520,694		$850,510
Spain	$63,808	$88,489		$209,475
Sweden	$7,760	$37,202		$76,324
Switzerland	$72,584	$148,854		$171,116
Taiwan	$181,157	$914,919		$1,100,203
United Kingdom	$432,898	$587,967		$863,775

(1)	For the period April 7, 2003 (inception date) through August 31, 2003.
(2)	For the period October 25, 2001 (inception date) through August 31, 2002.
(3)	For the period February 3, 2003 (inception date) through August 31, 2003.

Prior to the December 28, 2001 execution of the Investment Advisory Agreement for each Fund except the iShares MSCI Singapore Index Fund, each of these Funds paid its own expenses and BGFA received fees equal to the difference between such expenses and specified rates (subject to the exceptions noted above) or reimbursed expenses to the extent necessary to cause such Fund’s expenses to be at such specified rates (again, subject to the same exceptions). (As discussed above, this Investment Advisory Agreement currently remains in effect for the iShares MSCI Singapore Index Fund.) The net advisory fees and total expenses of each such Fund were not affected by the December 28, 2001 changes to the Investment Advisory Agreement.

For the fiscal year ended August 31, 2001, BGFA reimbursed the iShares MSCI Austria Index Fund in the amount of $14,481 and reimbursed the iShares MSCI Belgium Index Fund in the amount of $3,325. BGFA did not reimburse any of the other Funds included in this SAI for the fiscal year ended August 31, 2001. For the fiscal years ended August 31, 2002 and August 31, 2003, BGFA did not reimburse any of the Funds included in this SAI.

The Investment Advisory Agreements with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreements with respect to each Fund are terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund’s outstanding voting securities. Each Investment Advisory Agreement is also terminable upon 60 days’ notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the iShares, but (ii) would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment advisor, administrator, transfer agent or custodian to the Funds or from purchasing iShares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Company without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Company. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Company. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

Administrator, Custodian and Transfer Agent. Investors Bank & Trust Company (“Investors Bank”) serves as administrator, custodian and transfer agent for the Funds. Investors Bank’s principal address is 200 Clarendon Street, Boston, MA 02111. Under the Administration Agreement with the Company, Investors Bank provides necessary administrative services for the maintenance and operations of the Company and each Fund. In addition, Investors Bank makes available the office space, equipment, personnel and facilities required to provide such services. Under the Custodian Agreement with the Company, Investors Bank maintains in separate accounts cash, securities and other assets of the Company and each Fund, keeps all necessary accounts and records, and provides accounting and other services. Investors Bank is required, upon the order of the Company, to deliver securities held by Investors Bank and to make payments for securities purchased by the Company for each Fund. Also, under a Delegation Agreement, Investors Bank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Company, Investors Bank acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Company. As compensation for the foregoing services, Investors Bank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the iShares MSCI Singapore Index Fund directly and by BGFA from its management fee for all Funds other than iShares MSCI Singapore Index Fund.

The following table sets forth the administration, custodian and transfer agency expenses of each Fund for the periods noted.

Fund	Fiscal Year Ended August 31, 2001(1)	Fiscal Year Ended August 31, 2002(1)		Fiscal Year Ended August 31, 2003
Australia	$82,034	$20,376		$82,896
Austria	$16,537	$3,646		$20,993
Belgium	$16,152	$3,220		$24,614
Brazil	$24,693	$5,774		$173,063
Canada	$31,647	$8,908		$266,635
Emerging Markets	N/A	N/A		$45,592	(2)
EMU	$86,065	$30,128		$126,876
France	$115,968	$19,337		$51,176
Germany	$220,636	$37,663		$59,357
Hong Kong	$98,077	$19,083		$99,598
Italy	$65,865	$11,001		$32,696
Japan	$942,137	$181,964		$417,366
Malaysia	$127,986	$25,333		$119,353
Mexico	$58,484	$13,749		$61,375
Netherlands	$48,662	$7,707		$24,098
Pacific ex-Japan	N/A	$4,875	(3)	$152,096
Singapore	$98,430	$54,583		$85,342
South Africa	N/A	N/A		$50,173	(4)
South Korea	$29,066	$16,669		$147,270
Spain	$51,020	$9,067		$43,484
Sweden	$24,633	$3,646		$25,892
Switzerland	$61,178	$11,026		$30,710
Taiwan	$131,529	$40,700		$257,512
United Kingdom	$210,427	$42,138		$103,442

(1)	Prior to May 20, 2002 PFPC, Inc. (“PFPC”) was paid for administrative services it provided to each Fund pursuant to an Administrator and Accounting Services Agreement with the Company. From May 20, 2002 to August 31, 2002, Investors Bank was paid for administrative services it provided to each Fund. All such fees were paid by the Company prior to December 28, 2001. Effective December 28, 2001, BGFA pays the administration fees for each Fund other than the iShares MSCI Singapore Index Fund.
(2)	For the period April 7, 2003 (inception date) through August 31, 2003.
(3)	For the period October 25, 2001 (inception date) through August 31, 2002.
(4)	For the period February 3, 2003 (inception date) through August 31, 2003.

Sub-Administrator. Prior to August 31, 2003, Morgan Stanley & Co. Incorporated provided certain sub-administrative services relating to the Company pursuant to a Sub-Administration Agreement and received a fee equal to 0.05% of the Company’s average daily net assets, for providing such services. Morgan Stanley & Co. Incorporated, as sub-administrator, had no role in determining the investment policies of the Company or which securities were to be purchased or sold by the Company. The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York, 10036.

For sub-administrative services, PFPC and BGFA paid or accrued the following fees to Morgan Stanley & Co. Incorporated and its affiliates:

Fund	Fiscal Year Ended August 31, 2001	Fiscal Year Ended August 31, 2002(1)		Fiscal Year Ended August 31, 2003
Australia	$27,308	$9,503		$33,179
Austria	$5,505	$1,699		$9,804
Belgium	$5,379	$1,501		$8,315
Brazil	$8,220	$2,704		$26,906
Canada	$10,535	$4,156		$180,604
Emerging Markets	N/A	N/A		$30,476	(2)
EMU	$28,644	$14,053		$58,881
France	$38,617	$9,018		$19,623
Germany	$73,466	$17,567		$34,395
Hong Kong	$32,659	$8,911		$58,991
Italy	$21,931	$5,132		$11,723
Japan	$313,575	$84,726		$350,671
Malaysia	$42,608	$11,803		$31,103
Mexico	$19,461	$6,408		$21,945
Netherlands	$16,203	$3,594		$7,857
Pacific ex-Japan	N/A	$2,298	(3)	$68,221
Singapore	$32,781	$41,496		$41,335
South Africa	N/A	N/A		$18,733	(4)
South Korea	$9,676	$7,820		$48,208
Spain	$16,990	$4,230		$15,251
Sweden	$8,205	$1,702		$5,541
Switzerland	$20,372	$5,141		$11,692
Taiwan	$43,778	$19,054		$63,489
United Kingdom	$70,067	$19,647		$59,647

(1)	PFPC paid fees accrued September 1, 2001 through May 19, 2002; BGI paid fees accrued May 20, 2002 through August 31, 2002.
(2)	For the period April 7, 2003 (inception date) through August 31, 2003.
(3)	For the period October 25, 2001 (inception date) through August 31, 2002.
(4)	For the period February 3, 2003 (inception date) through August 31, 2003.

Distributor. SEI Investments Distribution Co. (the “Distributor”) is the principal underwriter and distributor of iShares. Its address is 1 Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes iShares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. iShares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and in the Creation and Redemption of Creation Units Aggregations section of this SAI. iShares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the National Association of Securities Dealers, Inc. (“NASD”).

Prior to July 1, 2004, the Company had in place a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Company’s Plan which pertained to each Fund other than the iShares MSCI Emerging Markets Index Fund and the iShares MSCI Pacific ex-Japan Index Fund, the Distributor was entitled to receive a distribution fee, accrued daily and paid monthly, calculated with respect to each Fund at a rate set from time to time, by the Board, provided that the annual rate may not exceed 0.25% of the average daily net assets of such Fund. From time to time, the Distributor may waive all or a portion of these fees.

The Plan was designed to enable the Distributor to be compensated by the Company for distribution services provided by it with respect to each Fund other than the iShares MSCI Emerging Markets Index Fund and the iShares MSCI

Pacific ex-Japan Index Fund. Payments under the Plan were not tied exclusively to the distribution expenses actually incurred by the Distributor. The Board, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (“Independent Directors”), evaluated the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considered all relevant factors, including expenses borne by the Distributor in the current year and in prior years and amounts received under the Plan.

Under its terms, the Plan remained in effect from year to year, provided that it’s continuance was approved annually by vote of the Board, including a majority of the Independent Directors. The Plan could not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Fund to which the Plan applies, and all material amendments of the Plan also require Board approval. The Plan was terminable at any time, without penalty, by vote of a majority of the Independent Directors, or, with respect to the Fund to which it applies, by a vote of a majority of the outstanding voting securities of such Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor provided the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The distribution fees payable under the 12b-1 Plan were used to pay distribution-related expenses, including: compensation to the Distributor at a rate fixed by the Board from time to time (at the time the plan was terminated the rate was 0.02% of the Company’s average daily net assets, subject to an annual minimum of $845,000); compensation to a sales and marketing consultant retained by the Company at the time the Plan was terminated the rate was 0.035% of the Company’s average daily net assets attributed to the Company’s original 17 Funds (iShares MSCI Australia Index, iShares MSCI Austria Index, iShares MSCI Belgium Index, iShares MSCI Canada Index, iShares MSCI France Index, iShares MSCI Germany Index, iShares MSCI Hong Kong Index, iShares MSCI Italy Index, iShares MSCI Japan Index, iShares MSCI Malaysia Index, iShares MSCI Mexico Index, iShares MSCI Netherlands Index, iShares MSCI Singapore Index, iShares MSCI Spain Index, iShares MSCI Sweden Index, iShares MSCI Switzerland Index and iShares MSCI United Kingdom Index Funds); and reimbursements of expenses incurred by the Distributor and other persons (principally BGFA) in connection with the distribution of the Company’s shares.

In addition, the Distributor also entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the Distributor paid such broker-dealers or other persons, out of Rule 12b-1 fees received from the Fund. The amounts of the fees paid to the Distributor and the sales and marketing consultant were not dependent on the amount of distribution expenses actually incurred by such persons.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Directors who are not interested persons of the Company (as defined under the 1940 Act) or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Fund, on at least 60 days’ written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of iShares.

As principal underwriter and distributor of iShares, SEI received the following amounts pursuant to the Plan:

Fund	Fiscal Year Ended August 31, 2001	Fiscal Year Ended August 31, 2002	Fiscal Year Ended August 31, 2003
Australia	$136,549	$168,336	$205,125
Austria	$27,523	$32,099	$42,674
Belgium	$26,887	$24,099	$49,363
Brazil	$41,100	$228,664	$153,103
Canada	$52,667	$91,776	$1,031,688
Emerging Markets	N/A	N/A	$0
EMU	$143,207	$248,076	$354,255
France	$193,060	$137,828	$120,331
Germany	$367,265	$269,915	$211,378
Hong Kong	$163,260	$191,229	$335,992
Italy	$109,650	$77,463	$72,779
Japan	$1,568,286	$1,374,830	$1,928,163
Malaysia	$213,047	$205,688	$194,363
Mexico	$97,341	$236,903	$138,789
Netherlands	$81,006	$54,042	$48,682
Pacific ex-Japan	N/A	N/A	N/A
Singapore	$163,869	$207,777	$206,649
South Africa(1)	N/A	N/A	$98,906
South Korea	$48,377	$202,516	$287,347
Spain	$84,938	$53,098	$88,759
Sweden	$41,017	$25,008	$32,343
Switzerland	$101,847	$80,900	$72,503
Taiwan	$218,895	$371,692	$371,788
United Kingdom	$350,308	$300,623	$365,957

(1)	For the period February 3, 2003 (inception date) through August 31, 2003.

In the aggregate, the Distributor received $4,230,099, $4,582,566 and $6,410,937, respectively, for the fiscal year ended August 31, 2001, the fiscal year ended August 31, 2002 and the fiscal year ended August 31, 2003 from the Funds pursuant to the Plan, retaining $876,499, $833,156 and $818,181, respectively, and paying out the remainder to unaffiliated third parties. The retained amounts represent 0.02%, respectively, of the average daily net assets of the Funds, which the Distributor received for monitoring the purchase and redemption of Creation Unit Aggregations. During the fiscal year ended August 31, 2001, the fiscal year ended August 31, 2002 and the fiscal year ended August 31, 2003 the Distributor paid $768,927, $682,457 and $439,879; $2,351,571, $2,996,369 and $3,502,165; $242,760, $470,497 and $628,932 and $528,449, $863,822 and $603,353, respectively, for (1) postage and other expenses of distributing prospectuses, statements of additional information and other marketing materials, (2) advertising-related expenses, (3) compensation to broker-dealers for distribution assistance, and (4) fees paid to the Company’s marketing and sales consultant, respectively, which amounts were allocated to payments made under the Plan by each Fund based on its average daily net assets for the period.

BROKERAGE TRANSACTIONS

The policy of the Company regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Company’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, BGFA relies upon its experience and knowledge regarding commissions generally charged by various brokers.

In seeking to implement the Company’s policies, BGFA effects transactions with those brokers and dealers that BGFA believes provide the most favorable prices and are capable of providing efficient executions. BGFA and its affiliates do not participate in soft dollar transactions.

The Company may execute brokerage or other agency transactions through affiliates that are registered broker-dealers, for commissions, in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under these provisions, affiliates of BGFA are permitted to receive and retain compensation for effecting such transactions. These rules further require that the commissions paid by the Company for such transactions must not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Directors, including the Independent Directors, have adopted procedures for evaluating the reasonableness of commissions paid and will review these procedures periodically.

For the fiscal year ended August 31, 2001, the Company paid $1,412,000 in aggregate brokerage commissions. The table below sets forth the brokerage commissions paid by each Fund for the periods noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund’s assets over those periods.

Fund	Commissions Paid During Fiscal Year Ended August 31, 2002		Commissions Paid During Fiscal Year Ended August 31, 2003
Australia	$3,731		$12,331
Austria	$7,130		$4,855
Belgium	$3,733		$3,783
Brazil	$56,106		$11,701
Canada	$4,012		$66,855
Emerging Markets	N/A		$83,882	(1)
EMU	$3,298		$12,357
France	$1,066		$3,806
Germany	$9,656		$9,369
Hong Kong	$45,099		$23,354
Italy	$3,428		$5,668
Japan	$13,061		$6,489
Malaysia	$34,648		$24,962
Mexico	$27,632		$16,139
Netherlands	$4,470		$4,911
Pacific ex-Japan	$4,706	(2)	$27,869
Singapore	$30,376		$24,085
South Africa	N/A		$46,333	(3)
South Korea	$46,128		$84,653
Spain	$4,459		$9,631
Sweden	$3,192		$3,302
Switzerland	$6,454		$3,529
Taiwan	$95,295		$71,166
United Kingdom	$105,454		$25,471

(1)	For the period April 7, 2003 (inception date) through August 31, 2003.
(2)	For the period October 25, 2001 (inception date) through August 31, 2002.
(3)	For the period February 3, 2003 (inception date) through August 31, 2003.

For the fiscal year ended August 31, 2003, none of the Funds invested in the securities of any “regular broker dealers,” as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities.

The Company will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

None of the Funds paid any brokerage commissions to Barclays Global Investor Services (“BGIS”), an affiliate of BGFA, and a subsidiary of BGI, during the fiscal year ended August 31, 2003.

BGFA assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds and one or more other investment companies or clients supervised by BGFA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

ADDITIONAL INFORMATION CONCERNING THE COMPANY

Capital Stock. The Company currently is comprised of 24 series of shares of common stock, par value $0.001 per share, referred to herein as iShares: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Brazil Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI Emerging Markets Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia Index Fund, the iShares MSCI Mexico Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Pacific ex-Japan Index Fund, the iShares MSCI Singapore Index Fund, the iShares MSCI South Africa Index Fund, the iShares MSCI South Korea Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund, the iShares MSCI Taiwan Index Fund, and the iShares MSCI United Kingdom Index Fund. Each Fund has been issued as a separate class of capital stock. In addition to the 24 Funds listed above, the Company has authorized for issuance, but is not currently offering for sale to the public, six additional series of shares of common stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Articles of Incorporation confers upon the Board of Directors the power to establish the number of shares which constitute a Creation Unit Aggregation or by resolution, restrict the redemption right to Creation Unit Aggregations.

Each iShares issued by the Company has a pro rata interest in the assets of the corresponding Fund. The Company is currently authorized to issue 10.9 billion shares of common stock. The following number of shares is currently authorized for each Fund: the iShares MSCI Australia Index Fund, 127.8 million shares; the iShares MSCI Austria Index Fund, 19.8 million shares; the iShares MSCI Belgium Index Fund, 136.2 million shares; the iShares MSCI Brazil Index Fund, 500 million shares; the iShares MSCI Canada Index Fund, 340.2 million shares; the iShares MSCI Emerging Markets Index Fund, 500 million shares; the iShares MSCI EMU Index Fund, 500 million shares; the iShares MSCI France Index Fund, 340.2 million shares; the iShares MSCI Germany Index Fund, 382.2 million shares; the iShares MSCI Hong Kong Index Fund, 191.4 million shares; the iShares MSCI Italy Index Fund, 63.6 million shares; the iShares MSCI Japan Index Fund, 2,124.6 million shares; the iShares MSCI Malaysia Index Fund, 127.8 million shares; the iShares MSCI Mexico Index Fund, 255 million shares; the iShares MSCI Netherlands Index Fund, 255 million shares, iShares MSCI Pacific ex-Japan Index Fund, 500 million shares; the iShares MSCI Singapore Index Fund, 191.4 million shares; the iShares MSCI South Africa Index Fund, 200 million shares; the

iShares MSCI South Korea Index Fund, 200 million shares; the iShares MSCI Spain Index Fund, 127.8 million shares; the iShares MSCI Sweden Index Fund, 63.6 million shares; the iShares MSCI Switzerland Index Fund, 318.625 million shares; the iShares MSCI Taiwan Index Fund, 200 million shares; and the iShares MSCI United Kingdom Index Fund, 943.2 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Unit Aggregations of their shares. The Articles of Incorporation confers upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

Each iShare has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law; stockholders have no cumulative voting rights with respect to their shares. iShares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.

Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Company (regardless of Fund) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.

Following the creation of the initial Creation Unit Aggregation(s) of a Fund and immediately prior to the commencement of trading in such Fund’s iShares, a holder of iShares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

Shareholders may make inquiries by writing to the Company, c/o the Distributor, SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the iShares of a Fund may be subject to the reporting provisions of Section 13 of the Exchange Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and Directors of the Company and beneficial owners of 10% of the iShares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the Exchange Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the Exchange Act.

Termination of the Company or a Fund. The Company or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a super majority of the holders of the Company or such Fund entitled to vote on termination. Although the iShares are not automatically redeemable upon the occurrence of any specific event, the Company’s organizational documents provide that the Board will have the unrestricted power to alter the number of iShares in a Creation Unit Aggregation. In the event of a termination of the Company or a Fund, the Board, in its sole discretion, could determine to permit the iShares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Company may make redemptions in-kind, for cash, or for a combination of cash or securities.

Book-Entry Only System. The following information supplements and should be read in conjunction with the Shareholder Information section in the Prospectus.

DTC Acts as Securities Depository for the iShares. iShares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of iShares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of iShares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in iShares.

Beneficial Owners of iShares are not entitled to have iShares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of iShares. The Company understands that under existing industry practice, in the event the Company requests any action of holders of iShares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding iShares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Company recognizes DTC or its nominee as the owner of all iShares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the iShares holdings of each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding iShares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

iShares distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all iShares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in iShares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of iShares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Company has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such iShares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to iShares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of iShares, unless the Company makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which iShares may be listed).

PURCHASE AND REDEMPTION OF iSHARES

Creation Unit Aggregations. The Company issues and redeems iShares of each Fund only in aggregations of iShares specified for each Fund. The following table sets forth the number of iShares of a Fund that constitute a Creation Unit Aggregation for such Fund and the value of such Creation Unit Aggregation at September 30, 2003:

Fund	iShares Per Creation Unit	Value Per Creation Unit ($U.S.)
Australia	200,000	$2,334,000
Austria	100,000	$1,117,000
Belgium	40,000	$472,800
Brazil	50,000	$623,000
Canada	100,000	$1,245,000
Emerging Markets	50,000	$6,812,500
EMU	50,000	$2,509,000
France	200,000	$3,392,000
Germany	300,000	$3,750,000
Hong Kong	75,000	$716,250
Italy	150,000	$2,596,500
Japan	600,000	$5,262,000
Malaysia	75,000	$441,750
Mexico	100,000	$1,541,000
Netherlands	50,000	$704,500
Pacific ex-Japan	100,000	$6,473,000
Singapore	100,000	$558,000
South Africa	50,000	$2,374,500
South Korea	50,000	$1,081,500
Spain	75,000	$1,684,500
Sweden	75,000	$975,750
Switzerland	125,000	$1,585,000
Taiwan	50,000	$542,000
United Kingdom	200,000	$2,690,000

The Board reserves the right to declare a split or a consolidation in the number of iShares outstanding of any Fund of the Company, and to make a corresponding change in the number of iShares constituting a Creation Unit, in the event that the per iShares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of iShares in Creation Unit Aggregations.

General. The Company issues and sells iShares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A “Business Day” with respect to each Fund is any day on which the AMEX is open for business. As of the date of this SAI, the AMEX observes the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. The consideration for purchase of a Creation Unit of iShares of a Fund (except for the iShares MSCI Brazil Index, iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, which are currently offered, in their iShares Creation Units solely for cash) generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) constituting an optimized representation of the Fund’s benchmark foreign securities index and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for shares of any Fund of the Company. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The “Dividend Equivalent Payment” enables the Company to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the Portfolio Securities with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Portfolio Securities had been held by the Company for the entire Accumulation Period. The “Balancing Amount” is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Fund and (y) the sum of (i) the Dividend Equivalent Payment and (ii) the market value (per Creation Unit) of the securities deposited with the Company (the sum of (i) and (ii) is referred to as the “Deposit Amount”). The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit.

BGFA makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of iShares of a given Fund until such time as the next-announced Portfolio Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index.

In addition, the Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to BGFA on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Fund, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding iShares of each Fund, will be made available.

Role of The Authorized Participant. Creation Units of iShares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (“Authorized Participant”). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of iShares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of iShares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant

Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of iShares, the Authorized Participant must submit to the Distributor an irrevocable order to purchase iShares. The Distributor will notify BGFA and the Custodian of such order. The Custodian will then provide such information to the appropriate subcustodian. For each Fund, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Company. Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Company, immediately available or same day funds estimated by the Company to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit of iShares. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX.

Investors should be aware that an Authorized Participant may require orders for purchases of iShares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. For most Funds, an Authorized Participant must submit an irrevocable purchase before 4:00 p.m. (Eastern time) on any Business Day in order to receive that Business Day’s NAV. An Authorized Participant generally must submit an irrevocable order to purchase shares of the iShares MSCI Malaysia, iShares MCSI South Korea and iShares MSCI Taiwan Index Funds by 11:59 p.m. on any Business Day in order to receive the next Business Day’s NAV. Orders to purchase shares of the iShares MSCI Malaysia, iShares MSCI South Korea or MSCI Taiwan Index Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. Because Brazil does not observe Daylight Savings Time, market hours in Brazil do not coincide with U.S. market hours throughout the year. Therefore, for the iShares MSCI Brazil Index Fund: (i) from the last Sunday in October to the first Sunday in April, Authorized Participants must submit irrevocable purchase orders prior to 3:00 p.m. (Eastern time) in order to receive that Business Day’s NAV, and (ii) from the first Sunday in April to the last Sunday in October, Authorized Participants must submit irrevocable purchase orders prior to 4:00 p.m. (Eastern time) in order to receive that Business Day’s NAV. In addition, orders to purchase shares of the MSCI Brazil Index Fund will not be accepted on any day when the Brazilian markets are closed. The Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the AMEX is not open for business) via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Company, will be processed based on the NAV next determined after such acceptance, in accordance with the Company’s standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this Statement of Additional Information.

Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Company are in place for payment of the Cash Component and any other cash amounts which may be due, the Company will accept the order, subject to its right (and the right of the Distributor and BGFA) to reject any order until acceptance.

Once the Company has accepted an order, upon next determination of the NAV of the shares, the Company will confirm the issuance of a Creation Unit of iShares of the Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Company reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (b) the Deposit Securities delivered are not as specified by BGFA, as described above; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund;

(d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Company or BGFA, have an adverse effect on the Company or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Company, the Distributor and BGFA make it for all practical purposes impossible to process purchase orders. The Company shall notify a prospective purchaser of its rejection of the order of such person. The Company and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of iShares of a Fund will not be issued until the transfer of good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Advisor shall be notified of such delivery, and the Company will issue and cause the delivery of the Creation Unit of iShares. Creation Units of iShares typically are issued on a “T+3 basis” (i.e., three Business Days after trade date). However, as discussed in Appendix A, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Company will issue Creation Units of iShares to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 103%, which BGFA may change from time to time, of the value of the missing Deposit Securities in accordance with the Company’s then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Company’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Company to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units of the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company’s determination shall be final and binding.

Cash Purchase Method. Although the Company does not ordinarily permit cash purchases of Creation Units, when cash purchases of Creation Units of iShares are available or specified for a Fund (Creation Units of the iShares MSCI Brazil Index, iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds are currently offered only for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Company’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units of iShares are described below.

Purchase Transaction Fee. A purchase transaction fee payable to the Company is imposed to compensate the Company for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units of iShares. Purchasers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Company permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the “cash in lieu” portion of its investment. Purchasers of iShares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Company.

Fund	In-kind and cash purchases	Maximum Additional Variable Charge for Cash Purchases*
Australia	$2,400	0.60%
Austria	$600	0.67%
Belgium	$700	0.30%
Brazil	$2,400	* *
Canada	$1,900	0.30%
Emerging Markets	$7,700	* *
EMU	$8,000	1.05%
France	$2,900	0.25%
Germany	$1,500	0.25%
Hong Kong	$2,000	0.60%
Italy	$1,400	0.30%
Japan	$5,000	0.15%
Malaysia	$5,000	* *
Mexico	$1,400	0.50%
Netherlands	$1,000	0.25%
Pacific ex-Japan	$6,000	1.80%
Singapore	$2,000	1.60%
South Africa	$1,200	0.75%
South Korea	$4,000	* *
Spain	$1,500	0.25%
Sweden	$1,300	0.30%
Switzerland	$1,500	0.40%
Taiwan	$4,500	* *
United Kingdom	$3,500	0.25%

*	As a percentage of the value of amount invested.
**	The maximum additional variable charge for cash purchases will be a percentage of the value of the Deposit Securities, which will not exceed 3.00%.

Redemption of iShares in Creation Units. iShares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor. The Company will not redeem iShares in amounts less than Creation Units. Beneficial owners also may sell iShares in the secondary market, but must accumulate enough iShares to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of iShares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of iShares to constitute a redeemable Creation Unit.

With respect to each Fund (other than the iShares MSCI Brazil Index, iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, which currently redeem Creation Units of iShares solely for cash) BGFA makes available through the NSCC immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by BGFA through the NSCC on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit

Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds. In the case of a resident Australian or New Zealand holder, notwithstanding the foregoing, such holder is only entitled to receive cash upon its redemption of Creation Units of iShares.

A redemption transaction fee payable to the Company is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund, including market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Fund	In-kind and cash Redemptions	Maximum Additional Variable Charge for Cash Redemptions*
Australia	$2,400	0.60%
Austria	$600	0.67%
Belgium	$700	0.30%
Brazil	$2,400	* *
Canada	$1,900	0.30%
Emerging Markets	$7,700	* *
EMU	$8,000	1.05%
France	$2,900	0.25%
Germany	$1,500	0.25%
Hong Kong	$2,000	0.60%
Italy	$1,400	0.30%
Japan	$5,000	0.40%
Malaysia	$5,000	* *
Mexico	$1,400	0.50%
Netherlands	$1,000	0.25%
Pacific ex-Japan	$6,000	1.50%
Singapore	$2,000	1.30%
South Africa	$1,200	0.75%
South Korea	$4,000	* *
Spain	$1,500	0.45%
Sweden	$1,300	0.30%
Switzerland	$1,500	0.40%
Taiwan	$4,500	* *
United Kingdom	$3,500	0.75%

*	As a percentage of the value of amount invested.
**	The maximum additional variable charge for cash redemptions will be a percentage of the value of the Deposit Securities, which will not exceed 2.00%.

Redemption requests in respect of Creation Units of any Fund must be submitted to the Distributor by or through an Authorized Participant. For most Funds, an Authorized Participant must submit an irrevocable redemption request before 4:00 p.m. (Eastern time) on any Business Day in order to receive that Business Day’s NAV. An Authorized Participant generally must submit an irrevocable request to redeem shares of the iShares MSCI Malaysia, iShares MCSI South Korea and iShares MSCI Taiwan Index Funds by 11:59 p.m. on any Business Day in order to receive the next Business Day’s NAV. Orders to redeem shares of the iShares MSCI Malaysia, iShares MSCI South Korea or iShares MSCI Taiwan Index Fund that are submitted the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. Because Brazil does not observe Daylight Savings Time, market hours in Brazil do not coincide with U.S. market hours throughout the year. Therefore, for the iShares MSCI Brazil Index Fund: (i) from the last Sunday in October to the first Sunday in April, Authorized Participants must submit irrevocable redemption orders prior to 3:00 p.m. (Eastern time) in order to receive that Business Day’s NAV, and (ii) from the first Sunday in April to the last Sunday in October, Authorized Participants must submit irrevocable redemption orders prior to 4:00 p.m. (Eastern time) in order to receive that Business Day’s NAV. In addition, orders to redeem shares of the MSCI Brazil Index Fund will not be accepted on any day when the Brazilian markets are closed. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption, in the form required by the Company, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the iShares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit of iShares being redeemed through the book-entry system of DTC so as to be effective by the AMEX closing time on any Business Day and (ii) a request in form satisfactory to the Company is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor’s iShares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the AMEX. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the iShares.

Upon receiving a redemption request, the Distributor shall notify the Company and the Company’s Transfer Agent of such redemption request. The tender of an investor’s iShares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds iShares, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

In connection with taking delivery of shares of Deposit Securities upon redemption of iShares, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by the Funds generally will be made within three Business Days (i.e., “T+3”). However, as discussed in Appendix A, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+3 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances. For each country relating to a Fund, Appendix A hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Fund, the Company will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Portfolio Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of iShares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Fund). Redemptions of iShares for Deposit Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

Although the Company does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the iShares MSCI Brazil Index, iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds may be redeemed only for cash, and resident Australian and New Zealand holders may redeem solely for cash), in the event that cash redemptions are permitted or required by the Company, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix A hereto where more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units of iShares to be redeemed to the Company, at or prior to 10:00 a.m., Eastern time, on the AMEX business day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing iShares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value at least equal to 103%, which BGFA may change from time to time, of the value of the missing iShares in accordance with the Company’s then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The Company’s current procedures for collateralization of missing iShares require, among other things, that any cash collateral shall be in the form of U.S. Dollars in immediately available funds and shall be held by the Company’s Custodian and marked to market daily, and that the fees of the Custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Company to purchase the missing iShares or acquire the Portfolio Securities and the Cash Component underlying such iShares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such iShares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

Because the Portfolio Securities of a Fund may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or to purchase or sell iShares of such Fund on the AMEX, on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

Foreign Market Hours

Argentina

Primary Exchange Trading Hours - Monday through Friday, 11:00 am to 6:00 pm

Australia

Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 4:00 pm

Austria

Primary Exchange Trading Hours - Monday through Friday, 8:30 am to 5:30 pm

Belgium

Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 5:25 pm

Brazil

Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 1:00 pm; 2:00 pm to 4:45 pm (April to October), 11:00 am to 1:30 pm; 2:30 pm to 5:45 pm (October to April)

Canada

Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 4:00 pm

Chile

Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 5:30 pm

Denmark

Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 5:00 pm

Finland

Primary Exchange Trading Hours - Monday through Friday 9:00 am to 6:00 pm - Continuous trading II 6:03 pm to 7:30 pm

France

Primary Exchange Trading Hours - Monday through Friday, 7:45 am to 9:00 am (Pre-market), 9:00 am to 5:30 pm

Germany

Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 8:00 pm

Greece

Primary Exchange Trading Hours - Monday through Friday, 11:00 am to 4:00 pm (Pre-trading 10:30 am to 11:00 am)

Hong Kong

Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 12:30 pm/2:30 pm to 4:00 pm (Pre-trading 9:30 am to 10:00 am)

Indonesia

Primary Exchange Trading Hours - Monday through Thursday, 9:30 am to 12:00 pm/1:30 pm to 4:00 pm, Friday 9:30 am to 11:30 am/2:00 pm to 4:00 pm

Ireland

Primary Exchange Trading Hours - Monday through Friday, 8:00 am to 4:30 pm

Italy

Primary Exchange Trading Hours - Monday through Friday, 8:00 am to 9:30 am (Pre-open)/9:30-5:40 (Trading)

Japan

Primary Exchange Trading Hours - Monday through Friday, 8:50 am to 11:00 am/12:30 pm to 3:10 pm

Malaysia

Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 12:30 pm/2:30 pm to 5:00 pm

Mexico

Primary Exchange Trading Hours - Monday through Friday, 8:30 am to 3:00 pm

Netherlands

Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 5:30 pm

New Zealand

Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 5:00 pm

Norway

Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 4:00 pm (pre-trading 9:15 am to 10:00 am)

Philippines

Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 12:00 pm

Portugal

Primary Exchange Trading Hours - Monday through Friday, (Pre-open) 7:30 am to 7:55 am/8:00 am to 4:25 pm (Trading)

Singapore

Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 12:30 pm/2:00 pm to 5:00 pm

South Africa

Primary Exchange Trading Hours - Monday through Friday, (Pre-open) 8:30 am to 9:00 am/9:30 am to 5:00 pm (Trading)

South Korea

Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 3:00 pm, After-hours session 3:10 pm to 4:00 pm

Spain

Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 5:30 pm

Sweden

Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 5:30 pm

Switzerland

Primary Exchange Trading Hours - Monday through Friday, (Pre-open) 6:00 am to 10:00 am/9:00 am to 5:30 pm (Trading)

Taiwan

Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 1:30 pm, After-hours session 2:00 pm to 2:30 pm

Thailand

Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 12:30 pm/2:30 pm to 4:30 pm

United Kingdom

Primary Exchange Trading Hours - Monday through Friday, 8:00 am to 4:30 pm

United States

Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 4:00 pm (Nasdaq) 9:30 am to 4:00 pm (the AMEX)

Venezuela

Primary Exchange Trading Hours - Monday through Friday, (Pre-open) 9:00 am to 9:30 am/9:30 am to 2:30 pm (Trading) (March to September), (Pre-open) 9:00 am to 10:30 am/10:30 am to 2:45 pm (Trading) (September to March)

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TAXES

RIC Qualifications. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) at the close of each quarter of the company’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the Fund (within the meaning of Section 851(b)(3)(B) of the Internal Revenue Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. Government securities or the securities of other regulated investment companies).

Taxation of RICs. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should qualify as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis in the iShares and result in a higher capital gain or lower capital loss when those iShares on which the distribution was received are sold.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year (taking into account any net capital loss carryforwards) plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Back-Up Withholding. In certain cases, a Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Section 351. The Company on behalf of each Fund has the right to reject an order for a purchase of iShares if the purchaser (or group of purchasers) would, upon obtaining the iShares so ordered, own 80% or more of the outstanding iShares of a given Fund and if, pursuant to Section 351 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the iShares on which the dividend was paid for more than 60 days during the 120-day period that begins on the date that is 60 days before the date on which the iShares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2008. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. A Fund’s dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Net Capital Loss Carryforwards (Unaudited). Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. The following Funds had tax basis net capital loss carryforwards as of August 31, 2003, the tax year end for the Funds listed.

iShares MSCI Index Fund	Expiring 2007	Expiring 2008	Expiring 2009	Expiring 2010	Expiring 2011	Total
Australia	$674,889	$630,985	$1,971,994	$3,625,203	$650,082	$7,553,153
Austria	$4,273	$551,208	$336,553	$1,291,324	$370,948	$2,554,306
Belgium	—	$94,675	$450,543	$1,677,678	$117,767	$2,340,663
Brazil	—	—	$94,163	$1,993,420	$90,139,850	$92,227,433
Canada	—	—	—	$780,114	$21,276	$801,390
EMU	—	—	$443	$1,923,552	$1,144,756	$3,068,751
France	—	—	—	$3,807,513	$236,944	$4,044,457
Germany	—	—	$86,860	$13,573,336	$5,469,732	$19,129,928
Hong Kong	$4,085,707	—	—	$4,971,970	$2,870,602	$11,928,279
Italy	—	—	—	$3,335,772	$848,408	$4,184,180
Japan	—	—	$2,959,030	$62,572,173	$3,621,148	$69,152,351
Malaysia	$8,654,333	—	—	$9,819,029	$2,898,105	$21,371,467
Mexico	—	—	—	$1,319,032	$2,329,290	$3,648,322
Netherlands	—	—	$60,885	$3,222,792	$1,497,810	$4,781,487
Pacific ex-Japan	—	—	—	—	$329,461	$329,461
Singapore	—	—	—	$4,810,766	$4,428,316	$9,239,082
South Korea	—	—	$556,540	$666,642	$504,041	$1,727,223
Spain	—	—	$20,276	$2,081,931	$678,910	$2,781,117
Sweden	—	—	$126,557	$3,350,244	$1,577,551	$5,054,352
Switzerland	—	—	—	$2,855,879	$1,018,305	$3,874,184
Taiwan	—	—	—	$12,532,361	$8,689,663	$21,222,024
United Kingdom	—	—	—	$9,945,254	$6,448,554	$16,393,808

Funds Holding Foreign Investments. Each Fund may be subject to foreign income taxes withheld at the source. Each Fund that is permitted to do so will elect to “pass through” to its investors the amount of foreign income taxes paid by the Fund provided that the investor held the iShares of the Fund, and the Fund held the security, on the dividend settlement date and for at least fifteen additional days immediately before and/or thereafter, with the result that each investor will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s foreign income taxes. A foreign person who invests in a Fund that elects to “pass through” its foreign taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A foreign tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund’s gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the Fund will be treated as “passive” or “financial services” income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the Fund’s foreign income taxes. Taxes other than foreign income taxes are not passed through to you in this way.

If any Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies,” the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a passive foreign investment company as a “qualified electing fund,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually the shares of the passive foreign investment company, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Federal Tax Treatment of Complex Securities. A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Each Fund is required, for federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement for a Fund to qualify as a RIC.

Each Fund intends to distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of iShares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DETERMINATION OF NAV

The NAV of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. Except in the case of the iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, the NAV of each Fund is calculated by Investors Bank and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that the AMEX is open for trading. The NAV of each of the iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds is calculated by Investors Bank and determined as of 11:00 a.m. (Eastern time) on each day that the AMEX is open for trading. The Company may establish additional times for the computation of the NAV of one or more Funds in the future in connection with the possible future trading of iShares of such Funds on one or more foreign exchanges.

In computing a Fund’s NAV, the Fund’s securities holdings are valued as discussed below. Securities for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange will be valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices. Securities for which the primary market is Nasdaq Stock Market, Inc. (“Nasdaq”) will be valued at the Nasdaq official closing price or, in the absence of any sale on the valuation date, at latest quoted bid prices, which will be obtained from a reputable independent pricing service. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available will be valued at latest quoted bid prices, which will be obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values will be determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services. Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost.

Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities will be determined in accordance with the above discussed valuation procedures, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of investment companies, other than investment companies whose shares are traded on an exchange, will be valued at the fund’s published net asset value per share.

Securities and other assets for which current market quotations are not readily available will be valued at fair value by BGI in accordance with BGI’s pricing policy. The Board has expressly delegated the authority and duty to make such fair value determinations to BGI; however, the Board is responsible for the oversight of BGI and retains the authority to make any valuation decisions as the Board deems appropriate.

Currency values generally are converted into U.S. Dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different rate from the rate used by MSCI if BGFA concludes that a different rate is more appropriate. Any such use of a different rate from the rate used by MSCI may adversely affect a Fund’s ability to track its Underlying Index. With respect to the iShares MSCI Brazil Index Fund, currency values are converted into U.S. Dollars as of the close of the Brazilian markets. Therefore, for this Fund (i) from the last Sunday in October to the first Sunday in April, currency is valued at 3:00 p.m. Eastern time; and (ii) from the first Sunday in April to the last Sunday in October, currency is valued at 4:00 p.m. Eastern time.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled Shareholder Information.

General Policies. Dividends from net investment income, if any, are declared and paid at least by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for certain Funds. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of iShares are distributed on a pro rata basis to Beneficial Owners of such iShares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Dividend Reinvestment Service. No reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distribution of both income and realized gains will be automatically reinvested in additional whole iShares of the same Fund purchased in the secondary market.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements and Notes, including the Financial Highlights, appearing in the Annual Report to Shareholders for the fiscal year ended August 31, 2003 are hereby incorporated by reference in this SAI. The Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.

MISCELLANEOUS INFORMATION

Counsel. Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue N.W., Washington, D.C., 20004 is counsel to the Company.

Independent Auditors. PriceWaterhouseCoopers LLP, located at 333 Market Street, San Francisco, California, 94105, serves as the independent accountants of the Company. They audit the Funds’ financial statements and may perform other services.

APPENDIX A

Each Fund (except the iShares MSCI South Africa Index Fund) generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus three Business Days (i.e., days on which the American Stock Exchange is open). The iShares MSCI South Africa Index Fund generally intends to effect delivery of Creation Units and Portfolio Securities on a basis of “T” plus five Johannesburg Stock Exchange (“JSE”) business days, since the normal settlement cycle for local securities trading in South Africa is T plus five JSE business days. Each Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus five in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Company to effect in-kind creations and redemptions within three Business Days (or five JSE business days in the case of the iShares MSCI South Africa Index Fund) of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Company from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

iSHARES MSCI AUSTRALIA INDEX FUND

Regular Holidays. The dates of the regular Australian holidays in the calendar year 2004 are as follows:

January 1	April 26	December 27
January 26	June 14	December 28
April 9	August 2
April 12	October 4

Redemption. The Company is not aware of a redemption request over any Australian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI AUSTRIA INDEX FUND

Regular Holidays. The dates of the regular Austrian in the calendar year 2004 are as follows:

January 1	May 20	October 26	December 25
January 6	May 31	November 1	December 26
April 12	June 10	December 8
May 1	August 15	December 24

Redemption. The Company is not aware of a redemption request over any Austrian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI BELGIUM INDEX FUND

Regular Holidays. The dates of the regular Belgian holidays in the calendar year 2004 are as follows:

January 1	May 31	November 11
April 12	July 21	December 25
May 1	August 15	December 26
May 20	November 1

Redemption. The Company is not aware of a redemption request over any Belgian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI BRAZIL INDEX FUND

Regular Holidays. The dates of the regular Brazilian holidays in the calendar year 2004 are as follows:

January 1	April 21	October 12
February 23	May 1	November 2
February 24	June 10	November 15
April 9	September 7	December 25

Redemption. The Company is not aware of a redemption request over any Brazilian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004:

iSHARES MSCI CANADA INDEX FUND

Regular Holidays. The dates of the regular Canadian holidays in the calendar year 2004 are as follows:

January 1	August 2	December 24
April 9	September 6	December 27
May 24	October 11
July 1	November 11

Redemption. The Company is not aware of a redemption request over any Canadian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI EMERGING MARKETS INDEX FUND

Regular Holidays. The dates of the regular holidays in the calendar year 2004 in Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela are as follows:

Argentina

January 1	May 1	August 16
April 5	May 25	October 11
April 8	June 21	December 8
April 9	July 9	December 25

Brazil
January 1	April 21	October 12
February 23	May 1	November 2
February 24	June 10	November 15
April 9	September 7	December 25

Chile
January 1	June 10	September 19	December 25
April 9	June 28	October 12
May 1	August 15	November 1
May 21	September 18	December 8

China
January 1	January 23	January 27	May 5	October 2	October 6
January 2	January 24	January 28	May 6	October 3	October 7
January 3	January 25	May 3	May 7	October 4
January 22	January 26	May 4	October 1	October 5

Colombia
January 1	April 9	June 21	August 16	December 8
January 12	May 1	July 5	October 18	December 25
March 22	May 24	July 20	November 1
April 8	June 14	August 7	November 15

The Czech Republic
January 1	July 5	November 17
April 12	July 6	December 24
May 1	September 28	December 25
May 8	October 28	December 26

Egypt
February 2	April 11	May 2
February 3	April 12	July 23
February 4	April 25	November 14
February 22	May 1	November 15

Hungry
January 1	May 31	December 26
March 15	August 20	December 31
April 12	October 23
May 1	December 25

India
January 26	August 15
April 9	October 2
April 14	December 25
May 1

Indonesia
January 1	April 29	September 15	November 23
January 15	May 3	September 23	December 23
February 11	May 4	October 11
March 22	May 5	November 3

Israel
March 7	April 12	July 27	September 24	October 7
April 5	April 25	September 15	September 25	December 7
April 6	April 26	September 16	September 29	December 8
April 11	May 25	September 17	September 30

Jordan
January 1	February 4	May 2	September 12	December 25
January 31	February 5	May 25	November 14
February 2	February 22	June 10	November 15
February 3	May 1	August 11	November 16

South Korea
January 1	March 1	May 5	August 15	October 3
January 21	April 5	May 26	September 27	December 25
January 22	April 15	June 6	September 28
January 23	May 1	July 17	September 29

Malaysia
January 1	February 3	May 4	November 14
January 22	February 23	June 5	November 15
January 23	May 1	August 31	November 16
February 2	May 3	November 11	December 25

Mexico
January 1	April 9	November 2
February 5	May 1	November 20
March 21	May 5	December 12
April 8	September 16	December 25

Morocco
January 1	February 22	August 14	November 14
January 11	May 1	August 20	November 15
February 2	May 2	August 21	November 18
February 3	July 30	November 6

Pakistan
February 2	March 1	May 2	November 15
February 3	March 2	August 14	November 16
February 4	March 23	November 9	December 25
February 5	May 1	November 14

Peru
January 1	June 29	October 8
April 8	July 28	November 1
April 9	July 29	December 8
May 1	August 30	December 25

Philippines
January 1	June 12	November 30
April 8	August 29	December 25
April 9	November 1	December 30
May 1	November 2	December 31

Poland
January 1	June 10	December 25
April 12	August 15	December 26
May 1	November 1
May 3	November 11

Russia
January 1	May 1	November 7
January 2	May 2	December 12
January 7	May 9
March 8	June 12

South Africa
January 1	April 27	September 24
March 21	May 1	December 16
April 9	June 16	December 25
April 12	August 9	December 26

Taiwan
January 1	January 24	June 22
January 21	February 28	September 28
January 22	April 5	October 10
January 23	May 1

Thailand
January 1	April 14	June 2	October 25
March 5	April 15	July 1	December 6
April 6	May 3	August 2	December 10
April 13	May 5	August 12	December 31

Turkey
January 1	February 14	August 30	November 26
February 11	March 30	October 26	November 27
February 12	April 23	October 29
February 13	May 19	November 25

Venezuela
January 5	April 9	July 5
February 23	April 19	July 24
February 24	May 1	October 12
April 8	June 24	December 25

Redemption. The longest redemption cycle for the iShares MSCI Emerging Markets Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Fund. In the calendar year 2004, the dates of the regular holidays affecting the following securities Markets present the worst-case redemption cycle for the iShares MSCI Emerging Markets Index Fund as follows:

Argentina

Redemption Request Date	Redemption Settlement Date (R)	Settlement Period
4/2/2004	4/12/2004	R+10

China

Redemption Request Date	Redemption Settlement Date (R)	Settlement Period
1/19/04	1/29/04	R+10
1/20/04	1/30/04	R+10
1/21/04	2/2/04	R+12
4/28/04	5/10/04	R+12
4/29/04	5/11/04	R+12
4/30/04	5/12/04	R+12
9/28/04	10/8/04	R+10
9/29/04	10/11/04	R+12
9/30/04	11/12/04	R+12

Indonesia

Redemption Request Date	Redemption Settlement Date (R)	Settlement Period
4/27/04	5/6/04	R+9
4/28/04	5/7/04	R+9
4/30/04	5/10/04	R+10

Jordan

Redemption Request Date	Redemption Settlement Date (R)	Settlement Period
1/28/04	2/6/04	R+9
1/29/04	2/9/04	R+11
1/30/04	2/10/04	R+11

Malaysia

Redemption Request Date	Redemption Settlement Date (R)	Settlement Period
11/9/04	11/17/04	R+8
11/10/04	11/18/04	R+8

Pakistan

Redemption Request Date	Redemption Settlement Date (R)	Settlement Period
1/28/04	2/6/04	R+9
1/29/04	2/9/04	R+11
1/30/04	2/10/04	R+11

Thailand

Redemption Request Date	Redemption Settlement Date (R)	Settlement Period
4/8/2004	4/16/2004	R+8
4/9/2004	4/19/2004	R+10
4/12/2004	4/20/2004	R+8

Turkey

Redemption Request Date	Redemption Settlement Date (R)	Settlement Period
2/7/04	2/17/04	R+10
2/10/04	2/18/04	R+8

South Africa

Redemption Request Date	Redemption Settlement Date (R)	Settlement Period
4/2/2004	4/13/2004	R+11
4/5/2004	4/14/2004	R+9
4/6/2004	4/15/2004	R+9
4/7/2004	4/16/2004	R+9
4/8/2004	4/19/2004	R+11

In the calendar year 2004, R+12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Emerging Markets Index Fund.

iSHARES MSCI EMU INDEX FUND

Regular Holidays. The dates in the calendar year 2004 on which the regular Austrian, Belgian, Finnish, French, German, Greek, Irish, Italian, Dutch, Portuguese and Spanish holidays affecting the relevant securities markets fall are as follows:

Austria
January 1	May 20	October 26	December 25
January 6	May 31	November 1	December 26
April 12	June 10	December 8
May 1	August 15	December 24

Belgium
January 1	May 31	November 11
April 12	July 21	December 25
May 1	August 15	December 26
May 20	November 1

Finland
January 1	May 1	December 6
January 6	May 20	December 24
April 9	June 25	December 25
April 12	June 26	December 26

France
January 1	May 20	November 1
April 12	May 31	November 11
May 1	July 14	December 25
May 8	August 15

Germany
January 1	May 20	November 1	December 31
April 9	May 31	December 24
April 12	June 10	December 25
May 1	October 3	December 26

Greece
January 1	April 9	August 15
January 6	April 12	October 28
February 23	May 1	December 25
March 25	May 31	December 26

Ireland
January 1	May 3	December 25
March 17	June 7	December 26
April 9	August 2
April 12	October 25

Italy
January 1	May 1	December 25
January 6	August 15	December 26
April 12	November 1
April 25	December 8

Netherlands
January 1	May 20
April 9	May 31
April 12	December 25
April 30	December 26

Portugal
January 1	April 25	October 5	December 25
February 24	May 1	November 1
April 9	June 10	December 1
April 12	August 15	December 8

Spain
January 1	April 12	December 6
January 6	May 1	December 8
April 8	October 12	December 25
April 9	November 1	December 26

Redemption. The longest redemption cycle for the iShares MSCI EMU Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Index Fund. The Company is not aware of a redemption request over any holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI FRANCE INDEX FUND

Regular Holidays. The dates of the regular French holidays in the calendar year 2004 are as follows:

January 1	May 20	November 1
April 12	May 31	November 11
May 1	July 14	December 25
May 8	August 15

Redemption. The Company is not aware of a redemption request over any French holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI GERMANY INDEX FUND

Regular Holidays. The dates of the regular German holidays in the calendar year 2004 are as follows:

January 1	May 20	November 1	December 31
April 9	May 31	December 24
April 12	June 10	December 25
May 1	October 3	December 26

Redemption. The Company is not aware of a redemption request over any German holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI HONG KONG INDEX FUND

Regular Holidays. The dates of the regular Hong Kong holidays in the calendar year 2004 are as follows:

January 1	April 5	May 1	September 29	December 26
January 22	April 9	May 26	October 1
January 23	April 10	June 22	October 22
January 24	April 12	July 1	December 25

Redemption. The Company is not aware of a redemption request over any Hong Kong holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI ITALY INDEX FUND

Regular Holidays. The dates of the regular Italian holidays in the calendar year 2004 are as follows:

January 1	May 1	December 25
January 6	August 15	December 26
April 12	November 1
April 25	December 8

Redemption. The Company is not aware of a redemption request over any Italian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI JAPAN INDEX FUND

Regular Holidays. The dates of the regular Japanese holidays in the calendar year 2004 are as follows:

January 1	February 11	May 4	September 23	December 23
January 2	March 20	May 5	October 11	December 31
January 3	April 29	July 19	November 3
January 12	May 3	September 20	November 23

Redemption. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2004):

Japan

Redemption Request Date	Redemption Settlement Date(R)	Settlement Period
4/27/04	5/6/04	R+9
4/28/04	5/7/04	R+9
4/30/04	5/10/04	R+10

In the calendar year 2004, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Japan Index Fund.

iSHARES MSCI MALAYSIA INDEX FUND

Regular Holidays. The dates of the regular Malaysian holidays in the calendar year 2004 are as follows:

January 1	February 3	May 4	November 14
January 22	February 23	June 5	November 15
January 23	May 1	August 31	November 16
February 2	May 3	November 11	December 25

Redemption. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2003):

Malaysia

Redemption Request Date	Redemption Settlement Date(R)	Settlement Period
11/9/04	11/17/04	R+8
11/10/04	11/18/04	R+8

In the calendar year 2004, R+8 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Malaysia Index Fund.

iSHARES MSCI MEXICO INDEX FUND

Regular Holidays. The dates of the regular Mexican holidays in the calendar year 2004 are as follows:

January 1	April 9	November 2
February 5	May 1	November 20
March 21	May 5	December 12
April 8	September 16	December 25

Redemption. The Company is not aware of a redemption request over any Mexican holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI NETHERLANDS INDEX FUND

Regular Holidays. The dates of the regular Netherlands holidays in the calendar year 2004 are as follows:

January 1	May 20
April 9	May 31
April 12	December 25
April 30	December 26

Redemption. The Company is not aware of a redemption request over any Dutch holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI PACIFIC EX JAPAN INDEX FUND

Regular Holidays. The dates of the regular Australian, Hong Kong, New Zealand and Singaporean holidays in the calendar year 2004 are as follows:

Australia

January 1	April 26	December 27
January 26	June 14	December 28
April 9	August 2
April 12	October 4

Hong Kong
January 1	April 5	May 1	September 29	December 26
January 22	April 9	May 26	October 1
January 23	April 10	June 22	October 22
January 24	April 12	July 1	December 25

New Zealand
January 1	February 6	June 7
January 2	April 9	October 25
January 19	April 12	December 27
January 26	April 25	December 28

Singapore
January 1	April 18	October 23
February 1	May 1	November 25
February 3	May 15	December 25
February 12	August 9

Redemption. The Company is not aware of a redemption request over any Australian, Hong Kong, New Zealand or Singaporean holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI SINGAPORE INDEX FUND

Regular Holidays. The dates of the regular Singaporean holidays in the calendar year 2004 are as follows:

January 1	April 18	October 23
February 1	May 1	November 25
February 3	May 15	December 25
February 12	August 9

Redemption. The Company is not aware of a redemption request over any Singaporean holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI SOUTH AFRICA INDEX FUND

Regular Holidays. The dates of the regular South African holidays in the calendar year 2004 are as follows:

January 1	April 27	September 24
March 21	May 1	December 16
April 9	June 16	December 25
April 12	August 9	December 26

Redemption. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2004):

Redemption Request Date	Redemption Settlement Date (R)	Settlement Period
4/2/2004	4/13/2004	R+11
4/5/2004	4/14/2004	R+9
4/6/2004	4/15/2004	R+9
4/7/2004	4/16/2004	R+9
4/8/2004	4/19/2004	R+11

In the calendar year 2004, R+11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI South Africa Index Fund.

iSHARES MSCI SOUTH KOREA INDEX FUND

Regular Holidays. The dates of the regular South Korean holidays in the calendar year 2004 are as follows:

January 1	March 1	May 5	August 15	October 3
January 21	April 5	May 26	September 27	December 25
January 22	April 15	June 6	September 28
January 23	May 1	July 17	September 29

Redemption. The Company is not aware of a redemption request over any South Korean holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI SPAIN INDEX FUND

Regular Holidays. The dates of the regular Spanish holidays in the calendar year 2004 are as follows:

January 1	April 12	December 6
January 6	May 1	December 8
April 8	October 12	December 25
April 9	November 1	December 26

Redemption. The Company is not aware of a redemption request over any Spanish holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI SWEDEN INDEX FUND

Regular Holidays. The dates of the regular Swedish holidays in the calendar year 2004 are as follows:

January 1	May 1	December 25
January 6	May 20	December 26
April 9	May 31
April 12	June 25

Redemption. The Company is not aware of a redemption request over any Swedish holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI SWITZERLAND INDEX FUND

Regular Holidays. The dates of the regular Swiss holidays in the calendar year 2004 are as follows:

January 1	May 1	December 24
January 2	May 20	December 25
April 9	May 31	December 26
April 12	August 1

Redemption. The Company is not aware of a redemption request over any Swiss holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI TAIWAN INDEX FUND

Regular Holidays. The dates of the regular Taiwanese holidays in the calendar year 2004 are as follows:

January 1	January 24	June 22
January 21	February 28	September 28
January 22	April 5	October 10
January 23	May 1

Redemption. The Company is not aware of a redemption request over any Taiwanese holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI UNITED KINGDOM INDEX FUND

Regular Holidays. The dates of the regular United Kingdom holidays in the calendar year 2004 are as follows:

January 1	May 31
April 9	August 30
April 12	December 27
May 3	December 28

Redemption. The Company is not aware of a redemption request over any United Kingdom holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

BGI-F-030-11004